As filed with the Securities and Exchange Commission on March 2, 1998


                                                Securities Act File No. 33-63943
                                        Investment Company Act File No. 811-4661

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |_|
                          PRE-EFFECTIVE AMENDMENT NO.                      |_|

                        POST-EFFECTIVE AMENDMENT NO. 3                     |X|


                                    AND/OR
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                     |_|

                               AMENDMENT NO. 11                            |X|


                       (Check appropriate box or boxes)

                                   ----------

                      THE GLOBAL TOTAL RETURN FUND, INC.
              (Exact name of registrant as specified in charter)


   GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077

              (Address of Principal Executive Offices) (Zip Code)

                                   ----------


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7530


                              S. JANE ROSE, ESQ.

   GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077

              (Name and Address of Agent for Service of Process)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE

                            (CHECK APPROPRIATE BOX):

          [ ] immediately upon filing pursuant to paragraph (b)

          [X] on March 4, 1998 pursuant to paragraph (b)

          [ ] 60 days after filing pursuant to paragraph (a)(1)
          [ ] on (date) pursuant to paragraph (a)(1)
          [ ] 75 days after filing pursuant to paragraph (a)(2)
          [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.
              If appropriate, check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------



Title of Securities Being Registered ................Shares of Common Stock,
                                                     $.01 par value per share


================================================================================

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)

N-1A ITEM NO.                                     LOCATION
-------------                                     --------
PART A

Item  1.  Cover Page ............................ Cover Page

Item  2.  Synopsis .............................. Fund Expenses; Fund Highlights

Item  3.  Condensed Financial Information ....... Fund Expenses; Financial
                                                  Highlights; How the Fund
                                                  Calculates Performance

Item  4.  General Description of Registrant ..... Cover Page; Fund
                                                  Highlights; How the Fund
                                                  Invests; General Information


Item  5.  Management of the Fund ................ How the Fund is Managed;
                                                  General Information;
                                                  Shareholder Guide


Item  5A. Management's Discussion of
            Fund Performance .................... Financial Highlights


Item  6.  Capital Stock and Other Securities .... Taxes, Dividends, and
                                                  Distributions; General
                                                  Information; Shareholder Guide



Item  7.  Purchase of Securities Being Offered .. Shareholder Guide; How the
                                                  Fund Values its Shares; How
                                                  the Fund is Managed


Item  8.  Redemption or Repurchase .............. Shareholder Guide;
                                                  How the Fund Values its
                                                  Shares; General Information

Item  9.  Pending Legal Proceedings ............. Not Applicable

PART B

Item 10.  Cover Page ............................ Cover Page

Item 11.  Table of Contents ..................... Table of Contents

Item 12.  General Information and History ....... General Information

Item 13.  Investment Objectives and Policies .... Investment Objective and
                                                  Policies; Investment
                                                  Restrictions

Item 14.  Management of the Fund ................ Directors and Officers;
                                                  Manager; Distributor


Item 15.  Control Persons and Principal Holders
            of Securities ....................... Directors and Officers


Item 16.  Investment Advisory and
            Other Services ...................... Manager; Distributor;
                                                  Custodian, Transfer and
                                                  Dividend Disbursing Agent and
                                                  Independent Accountants

Item 17.  Brokerage Allocation and
            Other Practices ..................... Portfolio Transactions and
                                                  Brokerage

Item 18.  Capital Stock and Other Securities .... Not Applicable

Item 19.  Purchase, Redemption and Pricing of
            Securities Being Offered ............ Purchase and Redemption of
                                                  Fund Shares; Shareholder
                                                  Investment Account; Net Asset
                                                  Value


Item 20.  Tax Status ............................ Taxes, Dividends and
                                                  Distributions


Item 21.  Underwriters .......................... Distributor

Item 22.  Calculation of Performance Data ....... Performance Information

Item 23.  Financial Statements .................. Financial Statements

PART C


      Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

THE GLOBAL TOTAL RETURN FUND, INC.


--------------------------------------------------------------------------------
PROSPECTUS DATED MARCH 4, 1998
--------------------------------------------------------------------------------



The Global Total Return Fund, Inc. (the Fund) is an open-end, non-diversified, management investment company whose investment objective is to seek total return, the components of which are current income and capital appreciation. There is no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in governmental (including supranational), semi-governmental or government agency debt securities or in short-term bank debt securities or deposits in the United States and in foreign countries denominated in U.S. dollars or in foreign currencies. The remainder is generally invested in corporate debt securities or longer-term bank debt securities. The Fund may also purchase and sell certain derivatives, including put and call options on securities and foreign currencies and engage in transactions involving futures contracts and options on such futures to hedge its portfolio and to attempt to enhance return. See "How the Fund Invests--Investment Objective and Policies." THE FUND IS NON-DIVERSIFIED AND MAY INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ONE OR MORE ISSUERS. INVESTMENT IN A NON-DIVERSIFIED PORTFOLIO INVOLVES GREATER RISK THAN INVESTMENT IN A DIVERSIFIED PORTFOLIO. IN ADDITION, THE FUND MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN NON-INVESTMENT GRADE SECURITIES, WHICH MAY ENTAIL ADDITIONAL RISKS. There can be no assurance that the Fund's investment objective will be achieved. Investing in Foreign Government securities, options contracts and futures contracts and options thereon involves considerations and possible risks which are different from those ordinarily associated with investing in U.S. Government securities. See "How the Fund Invests--Risk Factors." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated March 4, 1998, which information is incorporated herein by reference
(is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


--------------------------------------------------------------------------------
Investors are advised to read this Prospectus and retain it for future reference.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                                FUND HIGHLIGHTS
--------------------------------------------------------------------------------

      The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

--------------------------------------------------------------------------------


WHAT IS THE GLOBAL TOTAL RETURN FUND, INC.?


      The Global Total Return Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, non-diversified, management investment company.


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?



      The Fund's investment objective is to seek total return, the components of which are current income and capital appreciation. It seeks to achieve this objective by investing, under normal circumstances, at least 65% of its total assets in governmental (including supranational), semi-governmental or government agency debt securities or in short-term bank debt securities or deposits in the United States and in foreign countries denominated in U.S. dollars or in foreign currencies. The remainder is generally invested in corporate debt securities or longer-term bank debt securities. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 10.



WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?



      Investing in securities issued by foreign governments involves considerations and risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. See "How the Fund Invests--Risk Factors--Foreign Investments" at page 18. The Fund may also engage in various hedging and return enhancement strategies, including using derivatives, which may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests--Risk Factors--Risks of Hedging and Return Enhancement Strategies" at page 20. In addition, the Fund may invest up to 10% of its total assets in securities rated below investment grade, but with a minimum rating of B, as determined by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P) or comparably rated by another nationally recognized statistical ratings organization (NRSRO), or if unrated, deemed to be of equivalent quality by the investment adviser. Lower-rated securities are subject to a greater risk of loss of principal and interest. See "How the Fund Invests--Risk Factors--Medium and Lower-Rated Securities" at page 19.



      The amount of income available for distribution to shareholders will be affected by any foreign currency gains or losses generated by the Fund upon the disposition of debt securities denominated in a foreign currency and by certain hedging activities of the Fund. Gains and losses on security and currency transactions cannot be predicted. This fact coupled with the different tax and accounting treatment of certain currency gains and losses increases the likelihood of distributions in whole or in part constituting a return of capital to shareholders. See "Taxes, Dividends and Distributions" at page 25. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.


WHO MANAGES THE FUND?


      Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .75 of 1% of the Fund's average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion and .65 of 1% of such assets in excess of $1 billion. As of January 31, 1998, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $63 billion. PIFM has entered into a Subadvisory Agreement with The Prudential Investment Corporation, doing business as Prudential Investments (PI); PI, through PRICOA Asset Management Ltd. (PRICOA and collectively with PI, the investment adviser), furnishes investment advisory services in connection with the management of the Fund. See "How the Fund is Managed--Manager" at page 21.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WHO DISTRIBUTES THE FUND'S SHARES?


       Prudential Securities Incorporated (Prudential Securities or The Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares. The Distributor is paid an annual distribution and service fee with respect to Class A shares which is currently being charged at the annual rate of .15 of 1% of the average daily net assets of the Class A shares and is paid a distribution and service fee with respect to Class B and Class C shares which is currently being charged at the annual rate of .75 of 1% of the average daily net assets of each of the Class B and Class C shares. The Distributor incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 22.



WHAT IS THE MINIMUM INVESTMENT?



      The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 28 and "Shareholder Guide--Shareholder Services" at page 38.


HOW DO I PURCHASE SHARES?


      You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. See "How the Fund Values Its Shares" at page 24 and "Shareholder Guide--How to Buy Shares of the Fund" at page 28.



WHAT ARE MY PURCHASE ALTERNATIVES?


      The Fund offers four classes of shares:

      o Class A Shares:    Sold with an initial sales charge of up to 4% of the
                           offering price.

      o Class B Shares:    Sold without an initial sales charge but are subject
                           to a contingent deferred sales charge or CDSC
                           (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than
                           Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

      o Class C Shares:    Sold without an initial sales charge and, for one
                           year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.


      o Class Z Shares:    Sold without either an initial sales charge or CDSC
                           to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.


      See "Shareholder Guide--Alternative Purchase Plan" at page 29.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW DO I SELL MY SHARES?


      You may redeem shares of the Fund at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 33. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares.



HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?



      The Fund expects to declare dividends of net investment income at least quarterly and make distributions of any net capital gains at least annually. Dividends will be made without regard to capital or currency losses. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. The amount of income available for distribution to shareholders as ordinary income will be affected by any foreign currency gains or losses generated by the Fund upon the disposition of debt securities denominated in a foreign currency and by certain hedging activities of the Fund. See "Taxes, Dividends and Distributions" at page 25.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  FUND EXPENSES
--------------------------------------------------------------------------------

                                                      CLASS A SHARES     CLASS B SHARES     CLASS C SHARES        CLASS Z SHARES
                                                      --------------     --------------     --------------        --------------
 SHAREHOLDER TRANSACTION EXPENSES+
   Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price) .............       4%                None                None                 None

   Maximum Deferred Sales Load (as a percentage
    of original purchase price or redemption
    proceeds, whichever is lower) ...................      None        5% during the first       1% on                 None
                                                                     year, decreasing by 1%     redemp-
                                                                     annually to 1% in the     tions made
                                                                      fifth year and sixth     within one
                                                                       year and 0% in the       year of
                                                                          seventh year*         purchase

   Maximum Sales Load Imposed on Reinvested
    Dividends .......................................      None               None                None                 None
   Redemption Fees ..................................      None               None                None                 None
   Exchange Fee .....................................      None               None                None                 None

 ANNUAL FUND OPERATING EXPENSES                       CLASS A SHARES     CLASS B SHARES      CLASS C SHARES      CLASS Z SHARES**
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)             --------------     --------------      --------------      --------------

   Management Fees ..................................      .75%               .75%                .75%                 .75%
   12b-1 Fees (After Reduction) .....................      .15%++             .75%++              .75%++               None

   Other Expenses ...................................      .49%               .49%                .49%                 .49%
                                                          ----               ----                ----                 ----
   Total Fund Operating Expenses (After Reduction) ..     1.39%              1.99%               1.99%                1.24%
                                                          ====               ====                ====                 ====

 EXAMPLE                                                                  1 YEAR   3 YEARS    5 YEARS   10 YEARS
                                                                          ------   -------    -------   --------
 You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

       Class A .......................................................      $54       $82       $113      $200
       Class B .......................................................      $70       $92       $117      $209
       Class C .......................................................      $30       $62       $107      $232
       Class Z** .....................................................      $13       $39         --        --

 You would pay the following expenses on the same investment, assuming no redemption:

       Class A .......................................................      $54       $82       $113      $200
       Class B .......................................................      $20       $62       $107      $209
       Class C .......................................................      $20       $62       $107      $232
       Class Z** .....................................................      $13       $39         --        --


The above example is based on data for the Fund's fiscal year ended December 31, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" include operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian (domestic and foreign) fees, but exclude foreign withholding taxes.

----------
* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."

** Estimated based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended December 31, 1997.

+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

++ Although the Class A, Class B and Class C Distribution and Service Plans provide that the Fund may pay up to .30 of 1%, 1% and 1% per annum of average daily net assets of the Class A, Class B and Class C shares, respectively, the Distributor has agreed to limit its distribution fee with respect to Class A, Class B and Class C shares of the Fund to .15 of 1%, .75 of 1% and .75 of 1% per annum of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the fiscal year ending December 31, 1998. Total Fund Operating Expenses without such limitation would be 1.54% for Class A shares, 2.24% for Class B shares and 2.24% for Class C shares. See "How the Fund is Managed--Distributor."


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
      (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                               (CLASS A SHARES)
--------------------------------------------------------------------------------


      The following financial highlights have been audited for the year ended December 31, 1997 by Price Waterhouse LLP, independent accountants, and for the five years ended December 31, 1996 by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The Fund operated as a closed-end investment company prior to January 15, 1996. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,
                                     --------------------------------------------------------------------------------------------
                                      1997(D)      1996       1995(A)     1994(A)     1993(A)     1992(A)     1991(A)     1990(A)
                                     --------    --------    --------    --------    --------    --------    --------    --------
 PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
 beginning of year ................  $   8.38    $   8.44    $   7.46    $   8.76    $   8.10    $   8.99    $   8.96    $   8.57
                                     --------    --------    --------    --------    --------    --------    --------    --------
Net investment income .............       .55         .62         .54         .52         .64         .81         .84         .89
Net realized and unrealized
 gain (loss) on investments
 and foreign currencies ...........      (.18)        .32        1.25       (1.22)        .74        (.90)       (.19)        .36
                                     --------    --------    --------    --------    --------    --------    --------    --------
 Total from investment
  operations ......................       .37         .94        1.79        (.70)       1.38        (.09)        .65        1.25
                                     --------    --------    --------    --------    --------    --------    --------    --------
Dividends from net
 investment income ................      (.68)       (.62)       (.54)       (.17)       (.30)       (.75)       (.62)       (.88)
Distributions from net
 realized capital gains ...........        --          --          --        (.13)       (.23)       (.05)         --          --
Distributions in excess of net
 investment income(b) .............      (.19)       (.50)       (.27)         --          --          --          --          --
Distributions in excess of
 net capital gains(b) .............        --          --          --          --        (.19)         --          --          --
Tax return of capital
 distributions(b) .................        --          --          --        (.30)         --          --          --          --
                                     --------    --------    --------    --------    --------    --------    --------    --------
 Total distributions ..............      (.87)      (1.12)       (.81)       (.60)       (.72)       (.80)       (.62)       (.88)
                                     --------    --------    --------    --------    --------    --------    --------    --------
Redemption fee retained by Fund ...        --         .12          --          --          --          --          --          --
Capital charge resulting
 from the issuance of
 Fund shares ......................        --          --          --          --          --          --          --         .02
                                     --------    --------    --------    --------    --------    --------    --------    --------
Net asset value, end of year ......  $   7.88    $   8.38    $   8.44    $   7.46    $   8.76    $   8.10    $   8.99    $   8.96
                                     ========    ========    ========    ========    ========    ========    ========    ========
Market price per share, end of year  $    N/A    $    N/A    $   8.25    $   6.13    $   8.00    $   7.50    $   8.13    $   8.00
                                     ========    ========    ========    ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN
 based on(c):
  Market price ....................       N/A         N/A       49.23%     (16.12)%     16.50%       1.75%       9.42%      12.89%
  Net asset value .................      4.55%      13.15%      25.45%      (8.10)%     18.12%       (.68)%      8.10%      16.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000) .....  $183,054    $229,770    $559,071    $493,645    $579,942    $535,647    $593,376    $591,339
Average net assets (000) ..........  $204,795    $299,026    $549,407    $536,230    $567,128    $570,812    $571,767    $596,824
Ratios to average net assets:
 Expenses including
  distribution fees ...............      1.39%       1.33%       1.02%       1.04%       1.02%       1.01%        .99%       1.03%
 Expenses, excluding distribution
  fees ............................      1.24%       1.18%       1.02%       1.04%       1.02%       1.01%        .99%       1.03%
 Net investment income ............      6.73%       7.01%       6.50%       6.45%       7.67%       9.39%       9.69%      10.03%
Portfolio turnover rate ...........        43%         32%        256%        583%        370%        192%        141%        221%

                                      YEAR ENDED DECEMBER 31,
                                      -----------------------
                                        1989(A)     1988(A)
                                       --------    --------
 PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
 beginning of year ................    $   9.41    $   9.95
                                       --------    --------
Net investment income .............         .94         .99
Net realized and unrealized
 gain (loss) on investments
 and foreign currencies ...........        (.70)        .08
                                       --------    --------
 Total from investment
  operations ......................         .24        1.07
                                       --------    --------
Dividends from net
 investment income ................        (.94)       (.99)
Distributions from net
 realized capital gains ...........          --        (.59)
Distributions excess of net
 investment income(b) .............          --          --
Distributions in excess of
 net capital gains(b) .............          --          --
Tax return of capital
 distributions(b) .................        (.14)         --
                                       --------    --------
 Total distributions ..............       (1.08)      (1.58)
                                       --------    --------
Redemption fee retained by Fund ...          --          --
Capital charge resulting
 from the issuance of
 Fund shares ......................          --        (.03)
                                       --------    --------
Net asset value, end of year ......    $   8.57    $   9.41
                                       ========    ========
Market price per share, end of year    $   7.88    $   9.38
                                       ========    ========
TOTAL INVESTMENT RETURN
 based on(c):
  Market Price ....................       (5.06)%     13.15%
  Net asset value .................        2.92%      11.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000) .....    $595,824    $638,200
Average net assets (000) ..........    $613,520    $669,379
Ratios to average net assets:
 Expenses including
  distribution fees ...............        1.07%       1.01%
 Expenses, excluding distribution
  fees ............................        1.07%       1.01%
 Net investment income ............       10.63%      10.00%
Portfolio turnover rate ...........         734%        371%

----------
(a) During these periods, the Fund operated as a closed-end investment company. Effective January 15, 1996, the Fund commenced operations as an open-end investment company. Accordingly, historical expenses and ratios of expenses to average net assets are not necessarily indicative of future expenses and related ratios.
(b) These captions are provided in accordance with the American Institute of Certified Public Accountants' Statement of Position (SOP) 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" (SOP 93-2) which was applied effective January 1, 1993. Since then, the Fund has been accounting and reporting for all distributions to shareholders in conformity with SOP 93-2. In accordance with SOP 93-2, distributions for years prior to 1993 have not been restated.

(c) Total investment return based on net asset value is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total investment return does not consider the effect of sales load. Prior to January 15, 1996 the Fund operated as a closed-end investment company and total investment return based on market value was calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.


(d)   Calculated based upon weighted average shares outstanding during the year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
          (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                               (CLASS B SHARES)
--------------------------------------------------------------------------------


      The following financial highlights have been audited for the year ended December 31, 1997 by Price Waterhouse LLP, independent accountants, and for the period from January 15, 1996 through December 31, 1996 by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------

                                                                               JANUARY 15, 1996(A)
                                                               YEAR  ENDED          THROUGH
                                                          DECEMBER 31, 1997(D)  DECEMBER 31, 1996
                                                          -------------------- -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .................           $ 8.39            $ 8.51
                                                                 ------            ------
Net investment income ................................              .49               .57
Net realized and unrealized gain (loss) on investments
 and foreign currency transactions ...................             (.16)              .26
                                                                 ------            ------
 Total from investment operations ....................              .33               .83
                                                                 ------            ------
Dividends from net investment income .................             (.64)             (.57)
Distributions in excess of net investment income .....             (.19)             (.50)
                                                                 ------            ------
 Total distributions .................................             (.83)            (1.07)
                                                                 ------            ------
Redemption fee retained by Fund ......................               --               .12
Net asset value, end of period .......................           $ 7.89            $ 8.39
                                                                 ======            ======
TOTAL RETURN(C): .....................................             3.98%            11.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ......................           $2,300            $  175
Average net assets (000) .............................           $1,246            $   52
Ratios to average net assets:
 Expenses, including distribution fees ...............             1.99%             1.93%(b)
 Expenses, excluding distribution fees ...............             1.24%             1.18%(b)
 Net investment income ...............................             6.13%             6.41%(b)
Portfolio turnover rate ..............................               43%               32%

----------
(a)   Commencement of operations.
(b)   Annualized.
(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(d)   Calculated based upon weighted average shares outstanding during the year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
          (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                               (CLASS C SHARES)
--------------------------------------------------------------------------------


      The following financial highlights have been audited for the year ended December 31, 1997 by Price Waterhouse LLP, independent accountants, and for the period from January 15, 1996 through December 31, 1996 by Deloitte & Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------

                                                                                 JANUARY 15, 1996(A)
                                                             YEAR  ENDED               THROUGH
                                                          DECEMBER 31, 1997(E)    DECEMBER 31, 1996
                                                          --------------------   -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .................           $8.39                $ 8.51
                                                                 -----                ------
Net investment income ................................             .49                   .57
Net realized and unrealized gain (loss) on investments
 and foreign currency transactions ...................            (.16)                  .26
                                                                 -----                ------
 Total from investment operations ....................             .33                   .83
                                                                 -----                ------
Dividends from net investment income .................            (.64)                 (.57)
Distributions in excess of net investment income .....            (.19)                 (.50)
 Total distributions .................................            (.83)                (1.07)
                                                                 -----                ------
Redemption fee retained by Fund ......................              --                   .12
                                                                 -----                ------
Net asset value, end of period .......................           $7.89                $ 8.39
                                                                 =====                ======
TOTAL RETURN(C): .....................................            3.98%                11.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ......................           $ 190                $  210(d)
Average net assets (000) .............................           $ 397                $  204(d)
Ratios to average net assets:
 Expenses, including distribution fees ...............            1.99%                 1.93%(b)
 Expenses, excluding distribution fees ...............            1.24%                 1.18%(b)
 Net investment income ...............................            6.05%                 6.41%(b)
Portfolio turnover rate ..............................              43%                   32%

----------
(a)   Commencement of operations.
(b)   Annualized.
(c) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d)   Figure is actual and not rounded to nearest thousand.

(e)   Calculated based upon weighted average shares outstanding during the year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL HIGHLIGHTS
          (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                               (CLASS Z SHARES)
--------------------------------------------------------------------------------


      The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


--------------------------------------------------------------------------------
                                                                   CLASS Z
                                                            --------------------
                                                              MARCH 17, 1997(A)
                                                                   THROUGH
                                                            DECEMBER 31, 1997(D)
                                                            --------------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......................        $8.32
                                                                   -----

Net investment income .....................................          .39
Net realized and unrealized gain (loss) on investment
 and foreign currency transactions ........................          .05
                                                                   -----
 Total from investment operations .........................          .44
                                                                   -----
Dividends from net investment income ......................         (.69)
Distributions in excess of net investment income ..........         (.19)
                                                                   -----
 Total distributions ......................................         (.88)
                                                                   -----
Net asset value, end of period ............................        $7.88
                                                                   =====
TOTAL RETURN(C): ..........................................         5.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ...........................        $ 686
Average net assets (000) ..................................        $ 257
Ratios to average net assets:
 Expenses, including distribution fees ....................         1.24%(b)
 Expenses, excluding distribution fees ....................         1.24%(b)
 Net investment income ....................................         5.41%(b)
Portfolio turnover ........................................           43%
----------

(a)   Commencement of operations.
(b)   Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              HOW THE FUND INVESTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

      THE FUND'S INVESTMENT OBJECTIVE IS TO SEEK TOTAL RETURN, THE COMPONENTS OF WHICH ARE CURRENT INCOME AND CAPITAL APPRECIATION. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. AS WITH AN INVESTMENT IN ANY MUTUAL FUND, AN INVESTMENT IN THIS FUND CAN DECREASE IN VALUE AND YOU CAN LOSE MONEY.

      THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY OF THE FUND. FUNDAMENTAL POLICIES MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

      THE FUND ATTEMPTS TO ACHIEVE ITS OBJECTIVE BY INVESTING, UNDER NORMAL CIRCUMSTANCES, AT LEAST 65% OF ITS TOTAL ASSETS IN GOVERNMENTAL (INCLUDING SUPRANATIONAL), SEMI-GOVERNMENTAL OR GOVERNMENT AGENCY DEBT SECURITIES OR IN SHORT-TERM BANK DEBT SECURITIES OR DEPOSITS IN THE UNITED STATES AND IN FOREIGN COUNTRIES DENOMINATED IN U.S. DOLLARS OR IN FOREIGN CURRENCIES, INCLUDING DEBT SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT AND FOREIGN GOVERNMENTS, THEIR AGENCIES, AUTHORITIES OR INSTRUMENTALITIES (U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES, RESPECTIVELY). THE REMAINDER IS GENERALLY INVESTED IN CORPORATE DEBT SECURITIES OR LONGER TERM BANK DEBT SECURITIES. SEE "INVESTMENT OBJECTIVE AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION.


      THE FUND WILL INVEST PRIMARILY IN INVESTMENT GRADE DEBT SECURITIES (I.E., THOSE RATED IN ONE OF THE FOUR HIGHEST RATING CATEGORIES BY MOODY'S, S&P OR ANOTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO), OR IN NON-RATED SECURITIES DETERMINED BY THE FUND'S INVESTMENT ADVISER TO BE OF EQUIVALENT QUALITY. THE FUND MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN DEBT SECURITIES RATED BELOW INVESTMENT GRADE, WITH A MINIMUM RATING OF B, BY EITHER S&P OR MOODY'S OR COMPARABLY RATED BY ANOTHER NRSRO, OR, IF UNRATED, DEEMED TO BE OF EQUIVALENT QUALITY BY THE INVESTMENT ADVISER. See "Risk Factors--Medium and Lower-Rated Securities" below. Under normal circumstances, the Fund intends to maintain investments in at least three countries (including the United States). The Fund will not normally invest in securities denominated in a particular currency, including U.S. dollars, if immediately thereafter securities denominated in such currency would exceed 40% of the Fund's total assets. For temporary defensive and cash management purposes, the Fund may invest without limit in U.S. Treasury or other dollar denominated debt securities or high-quality money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks and short-term obligations issued or guaranteed by the U.S. Government, its instrumentalities or agencies.


      The Fund may invest up to 35% of its total assets in corporate debt securities and other non-government debt securities and (subject to the Fund's maturity limitations) in intermediate-term and long-term bank debt securities in the United States and in foreign countries denominated in U.S. dollars or in foreign currencies. See "Corporate and Other Non-Government Debt Securities" below. The Fund may also engage in various strategies using derivatives, including the use of options on securities and currencies and futures contracts and options thereon. See "Hedging and Return Enhancement Strategies" below.

      The Fund will maintain, under normal circumstances, an average maturity of not more than ten years and, in general, will not invest in securities with remaining maturities greater than ten years. The average maturity of the Fund's portfolio will be actively managed in light of market conditions and trends. Generally, when the investment adviser expects interest rates to rise, the average maturity of the Fund's portfolio will be shortened. Conversely, when the investment adviser expects interest rates to fall, the average maturity of the Fund's portfolio will be lengthened.

      The Fund is a "non-diversified" investment company and may invest more than 5% of its total assets in the securities of one or more issuers. However, the Fund intends to limit its investments in the securities of any one issuer, except for securities issued or guaranteed as to payment of principal and interest by any one government, supranational issuer, semi-government or government agency, authority or instrumentality, to 5% of its total assets at the time of purchase. Except for securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities, the Fund will not invest 25% or more of its total assets at the time of purchase in the securities of a central government or a supranational issuer and not more than 10% of its total assets in securities of a semi-government or government agency, authority or instrumentality. Investment in a non-diversified investment company involves greater risk than investment in a diversified investment company because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio.

U.S. GOVERNMENT SECURITIES

      THE U.S. GOVERNMENT SECURITIES IN WHICH THE FUND MAY INVEST INCLUDE U.S. TREASURY SECURITIES, SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES, AND MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES.

      U.S. TREASURY SECURITIES

      THE FUND MAY INVEST IN U.S. TREASURY SECURITIES, INCLUDING BILLS, NOTES, BONDS AND OTHER DEBT SECURITIES ISSUED BY THE U.S. TREASURY. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

      SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES

      THE FUND MAY INVEST IN DEBT SECURITIES ISSUED OR GUARANTEED BY AGENCIES OR INSTRUMENTALITIES OF THE U.S. GOVERNMENT, INCLUDING, BUT NOT LIMITED TO, GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) AND FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) SECURITIES. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities.


      THE FUND MAY INVEST IN COMPONENT PARTS OF U.S. GOVERNMENT DEBT SECURITIES, NAMELY EITHER THE CORPUS (PRINCIPAL) OF SUCH OBLIGATIONS OR ONE OR MORE OF THE INTEREST PAYMENTS SCHEDULED TO BE PAID ON SUCH OBLIGATIONS. These obligations may take the form of (i) obligations from which the interest coupons have been stripped; (ii) the interest coupons that are stripped; (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components; or
(iv) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities. Combined with investments in similar foreign government and semi-governmental entity securities, the Fund will not invest more than 10% of its total assets in such securities. See "Investment Objective and Policies--Corporate and Other Non-Government Debt Securities" in the Statement of Additional Information.


      MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES

      THE FUND MAY INVEST IN MORTGAGE-BACKED SECURITIES AND OTHER DERIVATIVE MORTGAGE PRODUCTS, INCLUDING THOSE REPRESENTING AN UNDIVIDED OWNERSHIP INTEREST IN A POOL OF MORTGAGES, E.G., GNMA, FNMA AND FHLMC CERTIFICATES

WHERE THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES GUARANTEES THE PAYMENT OF INTEREST AND PRINCIPAL OF THESE SECURITIES. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do these guarantees extend to the yield or value of the Fund's shares. See "Investment Objective and Policies--U.S. Government Securities" in the Statement of Additional Information. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

      IN ADDITION TO GNMA, FNMA OR FHLMC CERTIFICATES THROUGH WHICH THE HOLDER RECEIVES A SHARE OF ALL INTEREST AND PRINCIPAL PAYMENTS FROM THE MORTGAGES UNDERLYING THE CERTIFICATE, THE FUND MAY ALSO INVEST IN CERTAIN MORTGAGE PASS-THROUGH SECURITIES ISSUED BY THE U.S. GOVERNMENT OR ITS AGENCIES AND INSTRUMENTALITIES COMMONLY REFERRED TO AS MORTGAGE-BACKED SECURITY STRIPS OR MBS STRIPS. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

      The Fund will invest in both Adjustable Rate Mortgage Securities, which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities, which are collateralized by fixed-rate mortgages. See "Investment Objective and Policies" in the Statement of Additional Information. For purposes of the Fund's maturity limitation, the maturity of a mortgage-backed security will be deemed to be equal to its remaining maturity (i.e., the average maturity of the mortgages underlying such security determined by the investment adviser on the basis of assumed prepayment rates with respect to such mortgages).

FOREIGN GOVERNMENT SECURITIES


      FOREIGN GOVERNMENT SECURITIES INCLUDE DEBT SECURITIES ISSUED OR GUARANTEED, AS TO PAYMENT OF PRINCIPAL AND INTEREST, BY GOVERNMENTS, SEMI-GOVERNMENTAL ENTITIES, GOVERNMENTAL AGENCIES, SUPRANATIONAL ENTITIES AND OTHER GOVERNMENTAL ENTITIES (COLLECTIVELY, GOVERNMENT ENTITIES). The Fund may invest in the Foreign Government securities of developed countries and developing or emerging market countries that the investment adviser believes to be stable. Foreign Government securities may be denominated in U.S. dollars or in foreign currencies.


      A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-government issuers include, among others, the Province of Ontario and the City of Stockholm.


      Foreign Government securities also include debt securities of Government Entities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the fifteen member states of the European Union. Foreign Government securities also include mortgage-backed securities issued or guaranteed by foreign Government Entities including semi-governmental entities and Brady Bonds, which are long-term bonds issued by Government Entities in developing countries as part of a restructuring of their commercial loans. See "Investment Objective and Policies--Foreign Securities" in the Statement of Additional Information.

      RETURNS AVAILABLE FROM FOREIGN CURRENCY DENOMINATED DEBT INSTRUMENTS CAN BE ADVERSELY AFFECTED BY CHANGES IN EXCHANGE RATES. THE FUND'S INVESTMENT ADVISER BELIEVES THAT THE USE OF FOREIGN CURRENCY HEDGING TECHNIQUES, INCLUDING "CROSS-CURRENCY HEDGES" MAY ASSIST, UNDER CERTAIN CONDITIONS, IN HELPING TO PROTECT AGAINST DECLINES IN THE U.S. DOLLAR VALUE OF INCOME AVAILABLE FOR DISTRIBUTION TO SHAREHOLDERS AND DECLINES IN THE NET ASSET VALUE OF THE FUND'S SHARES RESULTING FROM ADVERSE CHANGES IN CURRENCY EXCHANGE RATES. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-currency hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. Cross-currency hedges can, therefore, under certain conditions, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, there can be no assurance that the Fund will be able to engage in cross-currency hedging or that foreign exchange rate relationships will be sufficiently predictable to enable the investment adviser to employ cross-currency hedging techniques successfully. A cross-currency hedge cannot protect against exchange rate risks perfectly, and if the investment adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

      THE FUND MAY INVEST WITHOUT LIMITATION IN COMMERCIAL PAPER AND OTHER INSTRUMENTS WHICH ARE INDEXED TO CERTAIN SPECIFIC FOREIGN CURRENCY EXCHANGE RATES. The terms of such instruments provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such instruments with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such instruments entail the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.


      The Fund may invest in component parts of debt securities of foreign governments or semi-governmental entities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These securities may take the form of (i) obligations from which the interest coupons have been stripped (principal only); (ii) the interest coupons that are stripped (interest only); (iii) book-entries at a bank representing ownership of obligation components; or (iv) receipts evidencing the component parts (corpus or coupons) of obligations that have not actually been stripped. Such receipts evidence ownership of component parts of obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party. Stripped securities are, in general, more sensitive to interest rate changes than securities that have not been stripped. Combined with investments in similar U.S. Government securities, the Fund will not invest more than 10% of its total assets in such securities.


CORPORATE AND OTHER NON-GOVERNMENT DEBT SECURITIES

      THE FUND MAY INVEST IN CORPORATE AND OTHER NON-GOVERNMENT DEBT OBLIGATIONS OF DOMESTIC AND FOREIGN ISSUERS INCLUDING CONVERTIBLE SECURITIES AND (SUBJECT TO THE FUND'S MATURITY LIMITATIONS) IN INTERMEDIATE-TERM AND LONG-TERM BANK DEBT SECURITIES IN THE UNITED STATES AND IN FOREIGN COUNTRIES DENOMINATED IN U.S. DOLLARS OR IN FOREIGN CURRENCIES. ISSUERS ARE NOT LIMITED TO THE CORPORATE FORM OF ORGANIZATION. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.

      Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include both corporate and U.S. and foreign government securities. Pay-in-kind securities have their interest payable upon maturity by delivery of additional securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest payable at regular intervals. Certain debt securities are subject to call provisions. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular interest payment periods. See "Investment Objective and Policies--Corporate and Other Non-Government Debt Securities" in the Statement of Additional Information.

      THE FUND IS PERMITTED TO INVEST IN ADJUSTABLE RATE OR FLOATING RATE DEBT SECURITIES, INCLUDING CORPORATE SECURITIES AND SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES, WHOSE INTEREST RATE IS CALCULATED BY REFERENCE TO A SPECIFIED INDEX SUCH AS THE CONSTANT MATURITY TREASURY RATE, THE T-BILL RATE OR LIBOR (LONDON INTERBANK OFFERED RATE) AND IS RESET PERIODICALLY. Adjustable rate securities allow the Fund to participate in increases in interest rates through these periodic adjustments. The value of adjustable or floating rate securities will, like other debt securities, generally vary inversely with changes in prevailing interest rates. The value of adjustable or floating rate securities is unlikely to rise in periods of declining interest rates to the same extent as fixed rate instruments of similar maturities. In periods of rising interest rates, changes in the coupon will lag behind changes in the market rate resulting in a lower net asset value until the coupon resets to market rates.

MONEY MARKET INSTRUMENTS

      The Fund may invest in high quality money market instruments, including, among others, commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. The Fund may invest in money market instruments without limit for temporary defensive and cash management purposes. To the extent the Fund otherwise invests in money market instruments, it is subject to the limitations described above.

OTHER INVESTMENTS AND POLICIES

      REPURCHASE AGREEMENTS

      The Fund will enter into repurchase agreements whereby the seller of the security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The Fund does not currently intend to invest in repurchase agreements whose maturities exceed one year. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss. The Fund participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission. See "Additional Investment Policies--Repurchase Agreements" in the Statement of Additional Information.


      ILLIQUID SECURITIES

      The Fund may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


      The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash or other liquid assets, having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. Subject to this segregation requirement, the Fund may purchase securities on such basis without limit.


      BORROWING


      The Fund may borrow up to 20% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowing falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.



      If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage."


      PORTFOLIO TURNOVER

      As a result of the Fund's investment policies, its portfolio turnover rate may exceed 100%, although the rate is not expected to exceed 250%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions (or mark-ups) and other transaction rates, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Taxes, Dividends and Distributions."

HEDGING AND RETURN ENHANCEMENT STRATEGIES


      THE FUND MAY ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING USING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN, BUT NOT FOR SPECULATION. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies currently include the use of options, foreign currency contracts and futures contracts and options thereon (including interest rate futures contracts and currency futures contracts and options thereon). The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Additional Investment Policies" and "Taxes, Dividends and Distributions" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.


      OPTIONS TRANSACTIONS

      THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON SECURITIES AND CURRENCIES THAT ARE TRADED ON U.S. AND FOREIGN SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET TO ATTEMPT TO ENHANCE RETURN OR TO HEDGE ITS PORTFOLIO INVESTMENTS. THESE OPTIONS WILL BE ON DEBT SECURITIES, AGGREGATES OF DEBT SECURITIES, FINANCIAL INDICES, U.S. GOVERNMENT SECURITIES (LISTED ON AN EXCHANGE AND OVER-THE-COUNTER, I.E., PURCHASED OR SOLD THROUGH U.S. GOVERNMENT SECURITIES DEALERS), FOREIGN GOVERNMENT SECURITIES AND FOREIGN CURRENCIES. The Fund may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same type. See "Additional Investment Policies--Options on Securities" in the Statement of Additional Information.

      A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT FOR A SPECIFIED PERIOD OF TIME TO PURCHASE THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options the Fund may write.

      A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES OR CURRENCY SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.


      THE FUND WILL WRITE ONLY "COVERED" OPTIONS. A written option is covered if, as long as the Fund is obligated under the option, it (i) owns an offsetting position in the underlying security or (ii) maintains in a segregated account cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited. See "Additional Investment Policies--Options on Securities--Additional Risks of Options, Futures Contracts and Options on Futures Contracts" in the Statement of Additional Information.

      FOREIGN CURRENCY EXCHANGE CONTRACTS



      THE FUND MAY ENTER INTO FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS PORTFOLIO AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.



      THE FUND'S DEALINGS IN FORWARD CONTRACTS WILL BE LIMITED TO HEDGING INVOLVING EITHER SPECIFIC TRANSACTIONS OR PORTFOLIO POSITIONS. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in or convertible into that currency or in a different currency (cross hedge). The Fund may also cross hedge its currency exposure under circumstances where the investment adviser believes that the currency in which a security is denominated may deteriorate against the dollar and that the possible loss in value can be hedged, return can be enhanced and risks can be managed by entering into forward contracts to sell the deteriorating currency and buy a currency that is expected to appreciate in relation to the dollar. Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. See "Additional Investment Policies--Foreign Currency Exchange Contracts" in the Statement of Additional Information.



      The Fund will not enter into forward contracts to purchase or sell currency if, as a result thereof, the net liquidation value of all such contracts exceeds 5% of the Fund's net assets.


      FUTURES CONTRACTS AND OPTIONS THEREON


      THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING AND RISK MANAGEMENT PURPOSES AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These futures contracts and related options will be on debt securities, aggregates of debt securities, financial indices, U.S. Government securities, Foreign Government securities, foreign currencies and composite foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.



      The Fund may not purchase or sell futures contracts and related options to attempt to enhance return or for risk management purposes, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options without limitation, for bona fide hedging purposes in accordance with regulations of the CFTC (i.e., to reduce certain risks of its investments). The total contract value of all futures contracts sold will not exceed the total market value of the Fund's investments.



      Futures contracts and related options are generally subject to segregation requirements of the Commission and the coverage requirements of the CFTC. If the Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts. The Fund may place and maintain cash, securities and similar investments with a futures commission merchant in amounts necessary to effect the Fund's transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied.

      THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND RELATED OPTIONS DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than a specified futures contract, resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.


      THE FUND'S ABILITY TO ENTER INTO OR CLOSE OUT FUTURES CONTRACTS AND OPTIONS THEREON IS LIMITED BY THE REQUIREMENTS OF THE INTERNAL REVENUE CODE FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY. See "Additional Investment Policies--Futures Contracts and--Options on Futures Contracts" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.


RISK FACTORS

      FOREIGN INVESTMENTS

      INVESTING IN SECURITIES ISSUED BY FOREIGN GOVERNMENTS INVOLVES CONSIDERATIONS AND POSSIBLE RISKS NOT TYPICALLY ASSOCIATED WITH INVESTING IN OBLIGATIONS ISSUED BY THE U.S. GOVERNMENT AND DOMESTIC CORPORATIONS. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

      THE FUND WILL INVEST IN FOREIGN GOVERNMENT SECURITIES DENOMINATED IN FOREIGN CURRENCIES. A CHANGE IN THE VALUE OF ANY SUCH CURRENCY AGAINST THE U.S. DOLLAR WILL RESULT IN A CORRESPONDING CHANGE IN THE U.S. DOLLAR VALUE OF THE FUND'S ASSETS DENOMINATED IN THAT CURRENCY. THESE CURRENCY FLUCTUATIONS CAN RESULT IN GAINS OR LOSSES FOR THE FUND. FOR EXAMPLE, IF A FOREIGN SECURITY INCREASES IN VALUE AS MEASURED IN ITS CURRENCY, AN INCREASE IN VALUE OF THE U.S. DOLLAR, RELATIVE TO THE CURRENCY IN WHICH THE FOREIGN SECURITY IS DENOMINATED CAN OFFSET SOME OR ALL OF SUCH GAINS. THESE CURRENCY CHANGES WILL ALSO AFFECT THE FUND'S RETURN, INCOME AND DISTRIBUTIONS TO SHAREHOLDERS. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency decreases after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate for any such currency decreases between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign exchange gains or losses that increase or decrease distributable net investment income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable net investment income. Gains and losses on security and currency transactions cannot be predicted. This fact coupled with the different tax and accounting treatment of certain currency gains and losses increases the likelihood of distributions in whole or in part constituting a return of capital to shareholders.

      The Fund's interest income from Foreign Government securities issued in local markets may, in some cases, be subject to applicable withholding taxes imposed by governments in such markets. The Fund may sell a foreign security it owns prior to maturity in order to avoid foreign withholding taxes on dividend and interest income and buy back the same security for a future settlement date. Interest on Foreign Government securities is not generally subject to foreign withholding taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

      INVESTING IN THE FIXED-INCOME MARKETS OF EMERGING MARKET COUNTRIES INVOLVES EXPOSURE TO ECONOMIES THAT ARE GENERALLY LESS DIVERSE AND MATURE, AND TO POLITICAL SYSTEMS WHICH CAN BE EXPECTED TO HAVE LESS STABILITY THAN THOSE OF DEVELOPED COUNTRIES. HISTORICAL EXPERIENCE INDICATES THAT THE MARKETS OF DEVELOPING COUNTRIES HAVE BEEN MORE VOLATILE THAN THE MARKETS OF DEVELOPED COUNTRIES. THE RISKS ASSOCIATED WITH INVESTMENTS IN FOREIGN SECURITIES, DESCRIBED ABOVE, MAY BE GREATER WITH RESPECT TO INVESTMENTS IN DEVELOPING COUNTRIES.

      MEDIUM AND LOWER-RATED SECURITIES

      The Fund may invest in medium grade securities (i.e., rated Baa by Moody's, BBB by S&P's or comparably rated by another NRSRO) and up to 10% of its total assets in lower-rated securities (i.e., rated lower than Baa by Moody's, lower than BBB by S&P's or comparably rated by another NRSRO) or, in either case if unrated, deemed to be of equivalent quality by the investment adviser. However, the Fund will not purchase a security rated lower than B by Moody's or S&P's. Securities rated Baa by Moody's, although considered investment grade, possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds. See "Appendix A--Description of Security Ratings."

      Generally, lower-rated securities and unrated securities of comparable quality, commonly referred to as junk bonds (i.e., securities rated lower than Baa by Moody's or BBB by S&P's or comparably rated by another NRSRO), offer a higher current yield than is offered by higher-rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The investment adviser, under the supervision of the Manager and the Directors, in evaluating the creditworthiness of an issuer whether rated or unrated, takes various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends and regulatory matters.

      In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

      Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher-rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

      Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the investment adviser will consider this event in its determination of whether the Fund should continue to hold the securities.


      During the year ended December 31, 1997, the monthly dollar-weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:


                                       PERCENTAGE OF
                          RATING     TOTAL INVESTMENTS
                          ------     -----------------

                          AAA/Aaa =         67.90%
                            AA/Aa =          6.62
                              A/A =          4.42
                          BBB/Baa =         12.38
                            BB/Ba =          5.74
                              B/B =          1.32
                          CCC/Caa =            --
                            CC/Ca =            --
                          Unrated =          1.62



      RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES



      PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. If the investment adviser's prediction of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts and foreign currencies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
(4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging techniques. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


INVESTMENT RESTRICTIONS

      The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                             HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------


      THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, INVESTMENT ADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S INVESTMENT ADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.



      For the period ended December 31, 1997, the Fund's total expenses as a percentage of average net assets for Class A, Class B, Class C and Class Z shares were 1.39%, 1.99%, 1.99% and 1.24% (annualized), respectively. See "Financial Highlights."


MANAGER


      PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .75 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO $500 MILLION, .70 OF 1% OF SUCH ASSETS BETWEEN $500 MILLION AND $1 BILLION AND .65 OF 1% OF SUCH ASSETS IN EXCESS OF $1 BILLION. PIFM is organized in New York as a limited liability company. For the fiscal year ended December 31, 1997, the Fund paid management fees to PIFM of .75% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.



      As of January 31, 1998, PIFM served as the manager of 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $63 billion.



      UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.



      UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI), PI THROUGH A SUBADVISORY AGREEMENT WITH PRICOA ASSET MANAGEMENT LTD. (PRICOA, AND COLLECTIVELY WITH PI, THE INVESTMENT ADVISER) FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND. PI REIMBURSES PRICOA, AND PIFM REIMBURSES PI, FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the investment adviser's performance of such services.



      The Fund is managed by J. Gabriel Irwin and Simon Wells, who head a Global Fixed Income Group of PI. As a team, they have responsibility for the day-to-day management of the Fund's portfolio. Messrs. Irwin and Wells have been officers of PRICOA since August 1997 and have been employed by PI and Prudential-Bache Securities (U.K.) Inc. since April 1995. Messrs. Irwin and Wells were previously employed by Smith Barney Global Capital Management Inc., where they worked together as Directors and senior members of the Investment Policy Committee and managed approximately $1.5 billion in institutional and mutual fund assets. Messrs. Irwin and Wells also serve as the portfolio managers of Prudential Global Limited Maturity Fund, Inc. (Limited Maturity Portfolio), Prudential Intermediate Global Income Fund, Inc. and Prudential International Bond Fund, Inc.



      PIFM and PIC are wholly-owned subsidiaries of Prudential, a major diversified insurance and financial services company. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. PRICOA, a subsidiary of Prudential, is a private limited company organized under the laws of England and regulated by IMRO in the conduct of its investment business. Its address is 115 Houndsditch, London EC3A 7BU.

DISTRIBUTOR


      PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.



      UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.


      Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


      UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSET VALUE OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of up to .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. The Distributor has agreed to limit its distribution related fees payable under the Class A Plan to .15 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1998.



      UNDER THE CLASS B AND CLASS C PLANS, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B and Class C Plans provide for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class B and Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B and Class C shares; provided that the total distribution-related fee does not exceed .75 of 1%. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has agreed to limit its distribution-related fees payable under the Class B and Class C Plans to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending December 31, 1998. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



      For the fiscal year ended December 31, 1997, the Fund paid distribution expenses of .15%, .75% and .75% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.



      Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B or Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

      Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.


      In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


      The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges. See "Distributor" in the Statement of Additional Information.





FEE WAIVERS



      The Distributor has agreed to limit its distribution fees for the Class A, Class B and Class C shares as described under "Distributor." Fee waivers will increase the Fund's yield and total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses."


PORTFOLIO TRANSACTIONS

      Prudential Securities may act as a broker and/or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

      State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.


      Prudential Mutual Fund Services LLC (PMFS) Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.



YEAR 2000



      The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

--------------------------------------------------------------------------------
                         HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------

      THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.


      Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. See "Net Asset Value" in the Statement of Additional Information.



      The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.



      Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


--------------------------------------------------------------------------------
                       HOW THE FUND CALCULATES PERFORMANCE
--------------------------------------------------------------------------------


      FROM TIME TO TIME THE FUND MAY ADVERTISE ITS YIELD, AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN IN ADVERTISEMENTS OR SALES LITERATURE. YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

--------------------------------------------------------------------------------
                       TAXES, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      TAXATION OF THE FUND


      THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS.


      Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be a return of capital to you, reducing your basis in your Fund shares. See "Dividends and Distributions" below.

      The Fund may incur foreign income taxes in connection with some of its foreign investments. Certain of these taxes may be credited to shareholders. The Fund may be permitted to "pass through" to shareholders the right to take credits against federal income taxes or deductions in respect of foreign taxes paid by the Fund. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


      Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each fiscal year and at October 31 of such fiscal year, such investments held by the Fund will be required to be "marked-to-market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions may be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


      TAXATION OF SHAREHOLDERS


      Any dividends out of net taxable investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. CERTAIN GAINS OR LOSSES FROM FLUCTUATIONS IN EXCHANGE RATES (SECTION 988 GAINS OR LOSSES) WILL AFFECT THE AMOUNT OF ORDINARY INCOME THE FUND WILL BE ABLE TO PAY AS DIVIDENDS. SEE "TAXES, DIVIDENDS AND DISTRIBUTIONS" IN THE STATEMENT OF ADDITIONAL INFORMATION. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individual shareholders for securities held between 12 and 18 months currently is 28% and for securities held more than 18 months is 20%. The maximum tax rate for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.



      Both regular and capital gains dividends are taxable to shareholders in the year in which received, whether they are received in cash or in additional shares. In addition, certain dividends declared by the Fund will be treated as received by shareholders on December 31 of the year the dividends are declared. This rule applies to dividends declared by the Fund in October, November or December of a calendar year, payable to shareholders of record on a date in any such month, if such dividends are paid during January of the following calendar year.



      Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to interest income, capital and currency gain, gain or loss from
Section 1256 contracts, dividend income from foreign corporations and income from some other sources are not eligible for the corporate dividends-received deduction. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.



      Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held six months or less, however, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder. Gain or loss on shares held more than 18 months will be considered in determining a holder's adjusted net capital gain subject to a maximum tax rate of 20%.


      The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


      WITHHOLDING TAXES. Under the Internal Revenue Code, the Fund is required to withhold and remit to the U.S. Treasury 31% of taxable dividends, capital gain income and redemption proceeds on the accounts of certain shareholders who fail to furnish their correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Any dividends out of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate if applicable).



      Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.


      DIVIDENDS AND DISTRIBUTIONS


      The Fund expects to declare dividends of net investment income at least quarterly and make distributions at least annually of any net capital gains. Dividends will be made without regard to capital losses. Any net realized currency losses may result in a tax basis return of capital. Any net capital losses will be carried forward to offset net capital gains in future years.



      The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution fee applicable with respect to Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be in the same amount per share for each class of shares. See "How the Fund Values its Shares."



      DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES, BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE, OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis. To the extent that, in a given year, distributions to shareholders exceed recognized net investment income and recognized short-term and long-term capital gains, shareholders will receive a return of capital in respect of such year and, in an annual statement, will be notified of the amount of any return of capital for such year.

      As of December 31, 1997, the Fund had a capital loss carryforward for federal income tax purposes of approximately $2,165,900 which expires in 2002. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward amount.



      IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

DESCRIPTION OF COMMON STOCK


      THE FUND WAS INCORPORATED IN MARYLAND ON MAY 6, 1986 UNDER THE NAME "THE GLOBAL YIELD FUND, INC." AS A CLOSED-END, NON-DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY. THE FUND OPERATED AS A CLOSED-END FUND PRIOR TO JANUARY 15, 1996. ON DECEMBER 6, 1995, SHAREHOLDERS APPROVED OPEN-ENDING THE FUND AND THE FUND HAS OPERATED AS AN OPEN-END FUND SINCE JANUARY 15, 1996. THE FUND IS AUTHORIZED TO ISSUE 2 BILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK, CONSISTING OF 500 MILLION CLASS A SHARES, 500 MILLION CLASS B SHARES, 500 MILLION CLASS C SHARES AND 500 MILLION CLASS Z SHARES. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees) which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature, and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.


      The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution and/or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

      THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS FOR EXAMPLE THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OF THE FUND OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION


      This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.


--------------------------------------------------------------------------------
                                SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND


      YOU MAY PURCHASE SHARES OF THE FUND THROUGH THE DISTRIBUTOR, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order in proper form by the Transfer Agent or the Distributor plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at net asset value without any sales charge. Payment may be made by cash, wire, check or through your brokerage account. See "Alternative Purchase Plan" and "How the Fund Values its Shares."



      The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum initial investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes except for Class Z shares, for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.



      Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.



      The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


      Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

      Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.


      PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: The Global Total Return Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).



      If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time) on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

      In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies The Global Total Return Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN

      THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                      ANNUAL 12B-1 FEES
                                                  (AS A % OF AVERAGE DAILY
                  SALES CHARGE                          NET ASSETS)                         OTHER INFORMATION
         ------------------------------------     -------------------------       --------------------------------------
CLASS A  Maximum initial sales charge of 4%        .30 of 1% (currently           Initial sales charge waived or reduced
         of the public offering price               being charged at a rate       for certain purchases
                                                    of .15 of 1%)


CLASS B  Maximum CDSC of 5% of the                  1% (currently being           Shares convert to Class A shares
         lesser of the amount invested or           charged at a rate of          approximately seven years after
         the redemption proceeds; declines          .75 of 1%)                    purchase
         to zero after six years


CLASS C  Maximum CDSC of 1% of the lesser 1%        (currently being              Shares do not convert to another class
         of the amount invested or the              charged at a rate of
         redemption  proceeds on  .75 of 1%)
         redemptions made within one
         year of purchase

CLASS Z  None                                       None                          Sold to a limited group of investors


      The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.


      Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.


      IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

      The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

      If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

      If you intend to hold your investment for more than 6 years, you should consider purchasing Class A shares over either Class B or Class C shares regardless of whether or not you qualify for a reduced sales charge on Class A shares.

      If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


      If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over the period of time or redemptions during which the CDSC is applicable.



      ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. See "Reduction and Waiver of Initial Sales Charges" and "Class Z Shares" below.


      CLASS A SHARES


      The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:


                        SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION AS
                         PERCENTAGE OF    PERCENTAGE OF      PERCENTAGE OF
AMOUNT OF PURCHASE      OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE
------------------      ---------------   ---------------   --------------------
Less than $50,000             4.00%            4.17%              3.75%
$50,000 to $99,999            3.50%            3.63%              3.25%
$100,000 to $249,999          2.75%            2.83%              2.50%
$250,000 to $499,999          2.00%            2.04%              1.90%
$500,000 to $999,999          1.50%            1.52%              1.40%
$1,000,000 and above          None             None               None

      The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined under the federal securities laws.


      In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.


      REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


      Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account record keeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.



      Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include monies invested in the Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.



      PruArray Association Benefit Plans. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Transfer Agent.



      PruArray Savings Program. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (ii) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.


      Special Rules Applicable to Retirement Plans. After a Benefit Plan or a PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

      Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons:
(a) officers of the Prudential Mutual Funds (including the Fund), (b)employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase and (g) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.


      You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

      CLASS B AND CLASS C SHARES


      The offering price of Class B and Class C shares for investors choosing one of the deferred sales alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."



      The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.


      CLASS Z SHARES


      Class Z shares are currently available for purchase by the following categories of investors: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans); provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.SB. or any affiliate which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential, for whom Class Z shares of the Prudential Mutual Funds are an available investment option, (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds, (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.



      In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.


HOW TO SELL YOUR SHARES


      YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below.



      IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.


      IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.


      If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves this right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Prudential Preferred Financial Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.



      PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or
(d) exist.



      PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

      REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable (i.e., U.S. Government securities or securities listed on a national exchange) and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



      INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



      90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes. For more information on the rule which disallows a loss on the sale or exchange of shares of the Fund which are replaced, see "Taxes, Dividends and Distributions" in the Statement of Additional Information.


CONTINGENT DEFERRED SALES CHARGES


      Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.


      The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares." The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                             CDSC AS A PERCENTAGE

        YEAR SINCE PURCHASE                   OF DOLLARS INVESTED
           PAYMENT MADE                     OR REDEMPTION PROCEEDS
        -------------------                 ----------------------
             First .......................          5.0%
             Second ......................          4.0%
             Third .......................          3.0%
             Fourth ......................          2.0%
             Fifth .......................          1.0%
             Sixth .......................          1.0%
             Seventh .....................          None


      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


      For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.


      WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), or a trust, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.



      The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i)in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement; (ii)in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii)a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.


      Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.


      In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.


      You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.



WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES.



      PruArray or SmartPath Plans. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs.


CONVERSION FEATURE--CLASS B SHARES

      Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


      Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.


      For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.


      Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


      For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


      The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES


      AS A SHAREHOLDER OF THE FUND YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be that imposed by the Fund in which shares were initially purchased and will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.



      IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


      IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

      IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

      You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

      IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

      SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


      Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.



      The exchange privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.



      FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).



      To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.


SHAREHOLDER SERVICES

      In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges.

      o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities you should contact your financial adviser.

      o AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

      o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

      o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."


      o REPORTS TO SHAREHOLDERS. The Fund will send to you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.



      o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).


      For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                                   APPENDIX A

                         DESCRIPTION OF SECURITY RATINGS


MOODY'S INVESTORS SERVICE, INC.


      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS

      Moody's short-term Ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

      PRIME-1: Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

      PRIME-2: Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

      AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

      BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

      BB, B, CCC, CC: Debt rated BB, B, CCC and CC is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

COMMERCIAL PAPER RATINGS


      S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.


      A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

      A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

--------------------------------------------------------------------------------
                        THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------


      Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------

--------------------------------------------------
                TAXABLE BOND FUNDS
--------------------------------------------------

 Prudential Diversified Bond Fund, Inc.
 Prudential Government Income Fund, Inc.
 Prudential Government Securities Trust
  Short-Intermediate Term Series
 Prudential High Yield Fund, Inc.
 Prudential Mortgage Income Fund, Inc.
 Prudential Structured Maturity Fund, Inc.
  Income Portfolio


--------------------------------------------------
               TAX-EXEMPT BOND FUNDS
--------------------------------------------------

 Prudential California Municipal Fund
  California Series
  California Income Series
 Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Term Series
 Prudential Municipal Series Fund
  Florida Series
  Maryland Series

  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
 Prudential National Municipals Fund, Inc.

--------------------------------------------------
                   GLOBAL FUNDS
--------------------------------------------------

 Prudential Europe Growth Fund, Inc.
 Prudential Global Genesis Fund, Inc.
 Prudential Global Limited Maturity Fund, Inc.
   Limited Maturity Portfolio
 Prudential Intermediate Global Income Fund, Inc.

 Prudential International Bond Fund, Inc.

 Prudential Natural Resources Fund, Inc.
 Prudential Pacific Growth Fund, Inc.
 Prudential World Fund, Inc.
   Global Series
   International Stock Series

 The Global Total Return Fund, Inc.
 Global Utility Fund, Inc.


--------------------------------------------------
                   EQUITY FUNDS
--------------------------------------------------


 Prudential Balanced Fund

 Prudential Distressed Securities Fund, Inc.
 Prudential Emerging Growth Fund, Inc.
 Prudential Equity Fund, Inc.
 Prudential Equity Income Fund

 Prudential Index Series Fund
   Prudential Bond Market Index Fund
   Prudential Europe Index Fund
   Prudential Pacific Index Fund
   Prudential Small-Cap Index Fund
   Prudential Stock Index Fund

 Prudential Jennison Series Fund, Inc.

   Prudential Jennison Active Balanced Fund

   Prudential Jennison Growth Fund
   Prudential Jennison Growth &
   Income Fund
 Prudential Multi-Sector Fund, Inc.

 Prudential Small-Cap Quantum Fund, Inc.
 Prudential Small Company Value Fund, Inc.

 Prudential Utility Fund, Inc.
 Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund

--------------------------------------------------
                MONEY MARKET FUNDS
--------------------------------------------------

 o  Taxable Money Market Funds

 Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund

 Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
 Prudential Special Money Market Fund, Inc.
  Money Market Series
 Prudential MoneyMart Assets, Inc.
 o  Tax-Free Money Market Funds
 Prudential Tax-Free Money Fund, Inc.
 Prudential California Municipal Fund
  California Money Market Series
 Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
 o  Command Funds
 Command Money Fund
 Command Government Fund
 Command Tax-Free Fund
 o  Institutional Money Market Funds
 Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

--------------------------------------------------------------------------------

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

================================================================================
                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
FUND HIGHLIGHTS ............................................................   2

 What are the Fund's Risk Factors and
  Special Characteristics? .................................................   2

FUND EXPENSES ..............................................................   5
FINANCIAL HIGHLIGHTS .......................................................   6

HOW THE FUND INVESTS .......................................................  10
 Investment Objective and Policies .........................................  10
 Other Investments and Policies ............................................  14
 Hedging and Return Enhancement Strategies .................................  16
 Risk Factors ..............................................................  18
 Investment Restrictions ...................................................  20
HOW THE FUND IS MANAGED ....................................................  21
 Manager ...................................................................  21
 Distributor ...............................................................  22
 Fee Waivers ...............................................................  23
 Portfolio Transactions ....................................................  23
 Custodian and Transfer and
  Dividend Disbursing Agent ................................................  23
 Year 2000 .................................................................  23
HOW THE FUND VALUES ITS SHARES .............................................  24
HOW THE FUND CALCULATES PERFORMANCE ........................................  24
TAXES, DIVIDENDS AND DISTRIBUTIONS .........................................  25
GENERAL INFORMATION ........................................................  27
 Description of Common Stock ...............................................  27
 Additional Information ....................................................  28
SHAREHOLDER GUIDE ..........................................................  28
 How to Buy Shares of the Fund .............................................  28
 Alternative Purchase Plan .................................................  29
 How to Sell Your Shares ...................................................  33
 Conversion Feature--Class B Shares ........................................  36
 How to Exchange Your Shares ...............................................  37
 Shareholder Services ......................................................  38

DESCRIPTION OF SECURITY RATINGS ............................................ A-1
THE PRUDENTIAL MUTUAL FUND FAMILY .......................................... B-1
================================================================================
MF169A

--------------------------------------------------------------------------------
          CUSIP Nos.:   Class A: 37936L-30-2
                        Class B: 37936L-40-1
                        Class C: 37936L-50-0
                        Class Z: 37936L-20-3
--------------------------------------------------------------------------------

  THE GLOBAL
  TOTAL RETURN
  FUND, INC.
                                                   P R O S P E C T U S

                                                    MARCH 4, 1998


                                                   WWW.PRUDENTIAL.COM

                                                    [LOGO] PRUDENTIAL
                                                          INVESTMENTS

                       THE GLOBAL TOTAL RETURN FUND, INC.

                       Statement of Additional Information

                             dated March 4, 1998



      The Global Total Return Fund, Inc. (the Fund) is an open-end, non-diversified management investment company, or a mutual fund, whose investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund will seek to achieve this objective by investing, under normal circumstances, at least 65% of its total assets in governmental (including supranational), semi-governmental or government agency debt securities or in short-term bank debt securities or deposits in the United States and in foreign countries denominated in U.S. dollars or in foreign currencies. The remainder is generally invested in corporate debt securities or longer term bank debt securities. The Fund may also purchase and sell certain derivatives, including put and call options and engage in transactions involving foreign currency exchange contracts, futures contracts and options on such futures. There can be no assurance that the Fund's investment objective will be achieved. Investing in foreign government securities, options and futures contracts involves considerations and possible risks which are different from those ordinarily associated with investing in U.S. Government securities.



      The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.



      This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Fund's Prospectus, dated March 4, 1998, a copy of which may be obtained from the Fund upon request.


                                TABLE OF CONTENTS

                                                                 CROSS-REFERENCE
                                                                   TO PAGE IN
                                                          PAGE     PROSPECTUS
                                                          ----   ---------------

General Information ...................................   B-2          27
Investment Objective and Policies .....................   B-2          10
Additional Investment Policies ........................   B-5          14
Investment Restrictions ...............................   B-16         20
Directors and Officers ................................   B-16         21
Manager ...............................................   B-20         21
Distributor ...........................................   B-22         22
Portfolio Transactions and Brokerage ..................   B-23         23
Purchase and Redemption of Fund Shares ................   B-24         28
Shareholder Investment Account ........................   B-27         38
Net Asset Value .......................................   B-31         24
Performance Information ...............................   B-31         24
Taxes, Dividends and Distributions ....................   B-33         25
Custodian, Transfer and Dividend Disbursing Agent
  and Independent Accountants .........................   B-35         23
Financial Statements ..................................   B-36         --
Independent  Auditors Report ..........................   B-47         --
Report of Independent Accountants .....................   B-48
Appendix I--General Investment Information ............   I-1          --
Appendix II--Historical Performance Data ..............   II-1         --
Appendix III--Information Relating to Prudential ......   III-1        --


================================================================================

MF169B

                               GENERAL INFORMATION

      The Fund was incorporated in Maryland on May 6, 1986 under the name "The Global Yield Fund, Inc." as a closed-end, non-diversified management investment company. In connection with a change in the Fund's investment objective approved by shareholders in November, 1994, shareholders approved a change in the name of the Fund to The Global Total Return Fund, Inc. The Fund operated as a closed-end fund prior to January 15, 1996. On December 6, 1995, shareholders approved open-ending the Fund, and since January 15, 1996, the Fund has operated as an open-end fund.

                        INVESTMENT OBJECTIVE AND POLICIES



U.S. GOVERNMENT SECURITIES

      MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT INSTRUMENTALITIES. Mortgages backing the securities purchased by the Fund include conventional thirty year fixed rate mortgages, graduated payment mortgages, fifteen year mortgages and adjustable rate mortgages. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

      During periods of declining interest rates, prepayments of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses.

      GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities, which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund purchases are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.


      GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (FHA) or the Farmers' Home Administration (FMHA), or guaranteed by the Veterans Administration (VA). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.


      LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

      FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.


      FHLMC presently issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates
(GMCs). The Fund does not intend to invest in GMCs. PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the stated principal amount.

      GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

      FNMA SECURITIES. The Federal National Mortgage Association (FNMA) was established in 1938 to create a secondary market in mortgages insured by the FHA.

      FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates.

      ADJUSTABLE RATE MORTGAGE SECURITIES. Generally, adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities
(FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities.

      FIXED-RATE MORTGAGE SECURITIES. The Fund anticipates investing in high-coupon fixed-rate mortgage securities. Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

      CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. The interest rates paid on the ARMs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

      The underlying mortgages which collateralize the ARMs, collateralized mortgage obligations and Real Estate Mortgage Investment Conduits in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

      The market value of mortgage securities, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

FOREIGN SECURITIES

      Foreign securities in which the Fund will invest will generally be denominated in foreign currencies, will be traded on foreign markets and will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These changes will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of the U.S. dollar strengthens against a foreign currency after the Fund's income has been accrued and translated into U.S. dollars, the Fund would experience a foreign currency loss. Similarly, if the U.S. dollar value weakens against a foreign currency between the time the Fund incurs expenses and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign currency gains or losses that increase or decrease an investment company's taxable income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar value that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses which will increase or decrease investment company taxable income. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions.

      Foreign securities include securities of any foreign country the investment adviser considers appropriate for investment by the Fund. Foreign securities may also include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency. These securities include but are not limited to securities traded in the form of American Depositary Receipts.

      The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.

      In the event of a default of foreign debt obligations, it may be difficult for the Fund to obtain or enforce a judgment against the issuer of the securities.

CORPORATE AND OTHER NON-GOVERNMENT DEBT SECURITIES

      ZERO COUPON, PAY-IN-KIND OR DEFERRED PAYMENT SECURITIES

      The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." The Fund accrues income with respect to these securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals.


CUSTODIAL RECEIPTS



      Obligations issued or guaranteed as to principal and interest by the U.S. Government, foreign governments or semi-governmental entities may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These U.S. Government custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). The Fund will not invest more than 5% of its assets in such custodial receipts.

                         ADDITIONAL INVESTMENT POLICIES

      In seeking to protect against the effect of changes in interest rates or currency exchange rates that are adverse to the present or prospective position of the Fund and to attempt to enhance returns, the Fund may employ certain hedging, return enhancement and risk management techniques including the purchase and sale of options, futures and options on futures on debt securities, aggregates of debt securities, financial indices, U.S. and foreign government debt securities and foreign currencies and forward contracts on foreign currencies. The Fund's ability to engage in these practices may be limited by tax considerations and certain other legal considerations. See "Taxes, Dividends and Distributions."


OPTIONS ON SECURITIES


      The Fund may purchase put and call options and write covered put and call options on debt securities, aggregates of debt securities or indices of prices thereof, other financial indices and U.S. and foreign government debt securities. These may include options traded on U.S. or foreign exchanges and options traded on U.S. or foreign over-the-counter markets (OTC Options).

      When the Fund writes an option, it receives a premium which it retains whether or not the option is exercised. The Fund's principal objective in writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

      The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the exercise price). By writing a call option, the Fund becomes obligated during the term of the option, upon exercise of the option, to sell, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser against receipt of the exercise price.

      Conversely, the purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at a specified exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price, upon exercise of the option.


      The Fund may write only "covered" options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its Custodian for the term of the option a segregated account consisting of cash or other liquid assets having a value at least equal to the fluctuating market value of the optioned securities. A put option written by the Fund will be considered "covered" if, so long as the Fund is obligated as the writer of the option, it owns an option to sell the underlying securities subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option, or it deposits and maintains with its Custodian in a segregated account cash or other liquid assets having a value equal to or greater than the exercise price of the option. There is no limitation to the amount of call options the Fund may write. However, the Fund may only write covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets.



      The Fund may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same segregated collateral is considered "cover" for both the put and the call). In such cases, the Fund will also deposit in a segregated account with its Custodian cash or other liquid assets equivalent to the amount, if any, by which the put is "in-the-money," i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that the Fund's use of straddles will be limited to 5% of the Fund's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same stock price where the call and put are covered by different securities is not considered a straddle for the purposes of this limit.


      The Fund may write both American style options and European style options. An American style option is an option which may be exercised by the holder at any time prior to its expiration. A European style option may only be exercised as of the expiration of the option. The writer of an American style option has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since such options may be exercised by the holder at any time prior to the expiration of the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may be offset or exceeded, in the case of a covered call option, by a decline and, in the case of a covered put option, by an increase in the market value of the underlying security during the option period. If a call option is exercised, the writer must fulfill the obligation to sell the underlying security at the exercise price, which will usually be lower than the then market value of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

      Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written.

(Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. However, the writer of an option may not effect a closing purchase transaction after being notified of the exercise of the option. Likewise, the holder of an option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.


      Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option, will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrently with the sale of the security.


      The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss in closing out a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.


      An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, the Fund might not be able to effect a closing sale transaction in a particular option it has purchased with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in an option the Fund has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options would continue to be exercisable in accordance with their terms.



      Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC Options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases an OTC Option, it relies on the dealer from which it has purchased the OTC Option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The investment adviser pursuant to procedures approved by the Board of Directors will evaluate the creditworthiness of any dealer from which the Fund proposes to purchase OTC Options.



      Exchange-traded options generally have a continuous liquid market while OTC Options may not. Consequently, the Fund will generally be able to realize the value of an OTC Option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC Option, it generally will be able to close out the OTC Option prior to its expiration only by entering into a closing purchase transaction with the dealer which originally purchased the OTC Option. While the Fund will enter into OTC Options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC Option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC Option. With respect to options written by the Fund, the inability to enter into a closing purchase transaction could result in material losses to the Fund.


      The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using out-of-the-money call options may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.


      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close out the position or take delivery of the underlying security at the exercise price. The Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments in which call options are used in equivalent buy-and-write transactions.


      The Fund may purchase call options on debt securities it intends to acquire in order to hedge against an anticipated market appreciation in the price of the underlying securities at limited risk and with a limited cash outlay. If the market price does rise as anticipated, the Fund will benefit from that rise but only to the extent that the rise exceeds the premiums paid. If the anticipated rise does not occur or if it does not exceed the premium, the Fund will bear the expense of the option premiums and transaction costs without gaining an offsetting benefit.

      The Fund may purchase put options on debt securities to hedge against a decline in the value of its portfolio. If the market price of the Fund's portfolio should increase, however, the profit which the Fund might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options on debt securities to hedge against an anticipated rise in the price it will have to pay for debt securities it intends to buy in the future. If the market price of the debt securities should fall instead of rise, however, the benefit the Fund obtains from purchasing the securities at a lower price will be reduced by the amount of the premium paid for the call options and by transaction costs. However, if the market price of the security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for, and the commissions paid in connection with, the put option.

      The Fund may purchase put options if the Fund believes that a defensive posture is warranted for all or a portion of its portfolio. Protection is provided during the life of the put because the put gives the Fund the right to sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price below the exercise price. This right limits the Fund's losses from the security's possible decline in value below the strike price of the option to the premium paid for the put option and related transaction costs.


      The Fund may wish to protect certain portfolio securities against a decline in market value through the purchase of put options on other carefully selected securities, which the investment adviser believes may move in the same direction as those portfolio securities. If the investment adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the investment adviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.



      The Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire through the purchase of call options on other carefully selected debt securities, which the investment adviser believes may move in the same direction as those portfolio securities. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of a call option so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call option increases less than the value of the securities to be acquired by the Fund.


SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

      ON TREASURY BONDS AND NOTES. Because trading interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues, the Exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of Bonds or Notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

      ON TREASURY BILLS. Because the deliverable Treasury Bill changes from week to week, writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury Bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will maintain in a segregated account with its Custodian Treasury Bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

      ON GNMA CERTIFICATES. The Fund may purchase and write options on GNMA Certificates in the over-the-counter market and, to the extent available, on any Exchange.

      Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call option holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered or substitute cover.

      A GNMA Certificate held by the Fund to cover a call option the Fund has written in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the Certificate with a Certificate which represents cover. When the Fund closes its option position or replaces the Certificate, it may realize an unanticipated loss and incur transaction costs.

FUTURES CONTRACTS

      The Fund will enter into futures contracts only for certain bona fide hedging and risk management purposes and to attempt to enhance return. The Fund may enter into futures contracts for the purchase or sale of debt securities, aggregates of debt securities or indices of prices thereof, other financial indices, U.S. Government securities, corporate debt securities and certain foreign government debt securities (collectively, interest rate futures contracts). It may also enter into futures contracts for the purchase or sale of foreign currencies or composite foreign currencies (such as the European Currency Unit) in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute an appropriate vehicle for hedging. The Fund may enter into such futures contracts both on U.S. and foreign exchanges.


      A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities or currency underlying the futures contract. U.S. futures contracts have been designed by exchanges that have been designated as "contract markets" by the Commodity Futures Trading Commission (the CFTC), an agency of the U.S. Government, and must be executed through a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts trade on these contract markets and the exchange's affiliated clearing organization guarantees payment of margin as between the clearing members of the exchange.



      At the time a futures contract is purchased or sold, the Fund must allocate cash or other liquid assets as a deposit payment (initial margin). It is expected that the initial margin on U.S. exchanges will vary from one-half of 1% to 4% of the total value of the contract. Under certain circumstances, however, such as during periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Thereafter, the futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark-to-market." Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any change in the value of the contract since the preceding day.


      Although futures contracts by their terms may call for the actual delivery or acquisition of underlying assets, in most cases the contractual obligation is extinguished by offset before the expiration of the contract. The offsetting of a contractual obligation is accomplished by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the underlying commodity. When the Fund purchases or sells futures contracts, the Fund will incur brokerage fees and related transaction costs.

      The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. In addition, futures contracts entail risks. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment adviser may still not result in a successful transaction.

      If the Fund seeks to hedge against a decline in the value of its portfolio securities and sells futures contracts on other securities which historically have had a high degree of positive correlation to the value of the portfolio securities, the value of its portfolio securities might decline more rapidly than the value of a poorly correlated futures contract rises. In that case, the hedge will be less effective than if the correlation had been greater. In a similar but more extreme situation, the value of the futures position might in fact decline while the value of the portfolio securities holds steady or rises. This would result in a loss that would not have occurred but for the attempt to hedge.

OPTIONS ON FUTURES CONTRACTS

      The Fund will also enter into options on futures contracts for certain bona fide hedging and risk management purposes and to attempt to enhance return. The Fund may purchase put and call options and write (i.e., sell) "covered" put and call options on futures contracts that are traded on U.S. and foreign exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


      The Fund may write (i.e., sell) put and call options on futures contracts only if they are covered. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned futures. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates and maintains with its Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with its Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be placed in the segregated account.


      Writing a put option on a futures contract serves as a partial hedge against an increase in the value of debt securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund intends to acquire.

      Writing a call option on a futures contract serves as a partial hedge against a decrease in the value of the Fund's portfolio securities. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase in the value of the securities in the Fund's portfolio which were being hedged.

      The Fund will purchase put options on futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates or fluctuating currency exchange rates. The Fund will also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund intends to acquire as a result of declining interest rates or fluctuating currency exchange rates. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase of the value of the securities in the Fund's portfolio which were being hedged.

      If the investment adviser wishes to shorten the effective average maturity of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the investment adviser wishes to lengthen the effective average maturity of the Fund, the Fund may buy a futures contract or a call option thereon or sell a put option.

INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON

      The Fund will purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.


      Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make the intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain a segregated account with the Fund's Custodian sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts.


      The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

      The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

      The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

      At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some

(but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

      The ordinary spreads between prices in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment adviser may still not result in a successful transaction.

      In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contracts. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

CURRENCY FUTURES AND OPTIONS THEREON

      Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.


      The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the investment adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the investment adviser did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.


OPTIONS ON CURRENCIES


      Instead of purchasing or selling futures or forward currency exchange contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or covered call options on currencies either on exchanges or in over-the-counter markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and do not have as much market liquidity as exchange-traded options. The Fund will not purchase put or call options if, as a result thereof, the value of the options would exceed 5% of the Fund's net assets.

      As in the case of interest rate futures contracts and options thereon, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.


FOREIGN CURRENCY EXCHANGE CONTRACTS


      The Fund may engage in currency transactions otherwise than on futures exchanges to protect against future changes in the level of future currency exchange rates. The Fund will conduct such currency exchange transactions either on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into forward contracts to purchase or sell currency. A forward contract on foreign currency involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract, at a price set on the date of the contract. The risk of shifting of a forward currency contract will be substantially the same as a futures contract having similar terms. The Fund's dealing in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in or convertible into that currency or in a different currency (cross hedge). The Fund may also cross hedge its currency exposure under circumstances where the investment adviser believes that the currency in which a security is denominated may deteriorate against the dollar and that the possible loss in value can be hedged, return can be enhanced and risks can be managed by entering into forward contracts to sell the deteriorating currency and buy a currency that is expected to appreciate in relation to the dollar.


      The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position-hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian or sub-custodian will place cash or other liquid assets in a segregated account of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the securities placed in the segregated account declines, additional cash or other liquid assets will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.


      At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.


      The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currencies are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.


      If a decline in any currency is generally anticipated by the investment adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.


ADDITIONAL RISKS OF OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS



      Options, futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S.,
(iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

      Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON

      Certain risks are inherent in the Fund's use of futures contracts and options on futures. One such risk arises because the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities hedged or used for cover will not be perfect. Another risk is that the price of futures contracts or options on futures may not move inversely with changes in interest rates. If the Fund has sold futures contracts to hedge securities held by the Fund and the value of the futures position declines more than the price of such securities increases, the Fund will realize a loss on the futures contracts which is not completely offset by the appreciation in the price of the hedged securities. Similarly, if the Fund has written a call on a futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the Fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

      The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

      Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the investment adviser to predict correctly movements in the direction of interest and foreign currency rates. If the investment adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

      Pursuant to the requirements of the Commodity Exchange Act, as amended, all U.S. futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counterparty risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      The Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging, return enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

      In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on the

Fund's existing futures and premiums paid for options on futures would exceed 5% of the liquidation value of the Fund's total assets after taking into account unrealized profits and unrealized losses on any such contracts; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Fund's Custodian (or a futures commission merchant) to cover the position, or alternative cover will be employed, thereby insuring that the use of such instruments is unleveraged.



      The Fund's purchase and sale of futures contracts and purchase and writing of options on futures contracts will be for the purpose of protecting its portfolio against anticipated future changes in interest rates or foreign currency exchange which might otherwise either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date, to change the effective duration of the Fund's portfolio and to enhance the Fund's return. The Fund expects that in 75% of the transactions involving an anticipatory hedge it will purchase securities for its portfolio when it closes out its earlier purchase of futures or call options thereon or put options it has written thereon. Under unusual market conditions, however, the Fund may terminate any of such positions without a corresponding purchase of securities.


      In addition, CFTC regulations may impose limitations on the Fund's ability to engage in certain return enhancement and risk management strategies. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.


      Although the Fund intends to purchase or sell futures and options on futures only on exchanges where there appears to be an active market, there is no guarantee that an active market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event a futures contract has been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.


ILLIQUID SECURITIES

      The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

      Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to commercial paper that is issued in reliance on
Section 4(2) of the Securities Act, to be considered liquid (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


      The staff of the Securities and Exchange Commission (Commission) has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid." The Fund will also treat non-U.S. Government interest-only and principal-only mortgage backed security strips as illiquid so long as the staff of the Commission maintains its position that such securities are illiquid.


REPURCHASE AGREEMENTS

      The Fund may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The Fund does not currently intend to invest in repurchase agreements whose maturity exceeds one year. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and as the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.


      The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with such of other investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.



SEGREGATED ACCOUNTS



      When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid assets in a segregated account with the Fund's Custodian. "Liquid assets" mean cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily.


PORTFOLIO TURNOVER


      The Fund has no fixed policy with respect to portfolio turnover; however, as a result of the Fund's investment policies, its annual portfolio turnover rate may exceed 100% although the rate is not expected to exceed 250%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Fund. The Fund's portfolio turnover rate was 43%, 32% and 256% for the fiscal years ended December 31, 1997, 1996 and 1995, respectively. The Fund's portfolio turnover rate for the fiscal year ended December 31, 1995 was high as a result of the Subadviser's attempt to minimize the impact on principal of rising yields in the global bond market. See "Portfolio Transactions and Brokerage" and "Taxes, Dividends and Distributions."

                             INVESTMENT RESTRICTIONS

      The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

      The Fund may not:

            1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions; provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

            2. Make short sales of securities or maintain a short position.

            3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts and options thereon and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be pledge of assets or the issuance of a senior security.

            4. Buy or sell commodities, commodity contracts, real estate or interests in real estate. Transactions in foreign currencies, financial futures contracts and forward contracts and any related options thereon are not considered by the Fund to be transactions in commodities or commodity contracts.

            5. Make loans, except through (i) repurchase agreements and (ii) the purchase of debt obligations and bank deposits.

            6. Make investments for the purpose of exercising control or management.

            7. Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

            8. Except for securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, invest 25% or more of its total assets at the time of purchase in any one industry or in the securities of any central government or supranational issuer.

      Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             DIRECTORS AND OFFICERS

                              POSITION          PRINCIPAL OCCUPATIONS AND
NAME, ADDRESS AND AGE(1)      WITH FUND           OTHER AFFILIATIONS
------------------------      ---------         -------------------------

 Edward D. Beach (73)          Director      President and Director of BMC Fund,
                                               Inc., a closed-end investment
                                               company; formerly, Vice Chairman
                                               of Broyhill Furniture Industries,
                                               Inc.; Certified Public
                                               Accountant; Secretary and
                                               Treasurer of Broyhill Family
                                               Foundation Inc.; Member of the
                                               Board of Trustees of Mars Hill
                                               College; Director of The High
                                               Yield Income Fund, Inc.



 Delayne Dedrick Gold (59)     Director      Marketing and Management
                                               Consultant; Director of The High
                                               Yield Income Fund, Inc.

                              POSITION          PRINCIPAL OCCUPATIONS AND
NAME, ADDRESS AND AGE(1)      WITH FUND           OTHER AFFILIATIONS
------------------------      ---------         -------------------------

*Robert F. Gunia (51)          Vice          Vice President (since September
                               President       1997) of Prudential Investments;
                               and Director    Executive Vice President and
                                               Treasurer (since December 1996)
                                               of Prudential Investments Fund
                                               Management LLC (PIFM); Senior
                                               Vice President (since March 1987)
                                               of Prudential Securities
                                               Incorporated (Prudential
                                               Securities); formerly Chief
                                               Administrative Officer (July
                                               1990-September 1996), Director
                                               (January 1989-September 1996) and
                                               Executive Vice President,
                                               Treasurer and Chief Financial
                                               Officer (June 1987-September
                                               1996) of Prudential Mutual Fund
                                               Management, Inc.; Vice President
                                               and Director (since May 1989) of
                                               The Asia Pacific Fund, Inc.;
                                               Director of The High Yield Income
                                               Fund, Inc.



 Douglas H. McCorkindale (58)  Director      Vice Chairman (since March 1984)
                                               and President (since September
                                               1997) of Gannett Co. Inc.
                                               (publishing and media); Director
                                               of Gannett Co. Inc., Frontier
                                               Corporation and Continental
                                               Airlines, Inc.



*Mendel A. Melzer, CFA (37)    Director      Chief Investment Officer (since
 751 Broad St.                                 October 1996) of Prudential
 Newark, NJ 07102                              Mutual Funds; formerly Chief
                                               Financial Officer (November
                                               1955-September 1996) of
                                               Prudential Investments, Senior
                                               Vice President and Chief
                                               Financial Officer (April
                                               1993-November 1995) of Prudential
                                               Preferred Financial Services,
                                               Managing Director (April
                                               1991-April 1993) of Prudential
                                               Investment Advisors and Senior
                                               Vice President (July 1989-April
                                               1991) of Prudential Capital
                                               Corporation; Chairman and
                                               Director of Prudential Series
                                               Fund, Inc.; Director of The High
                                               Yield Income Fund, Inc.



 Thomas T. Mooney (56)         Director      President of the Greater Rochester
                                               Metro Chamber of Commerce; former
                                               Rochester City Manager; Trustee
                                               of Center for Governmental
                                               Research, Inc.; Director of Blue
                                               Cross of Rochester, The Business
                                               Council of New York State,
                                               Executive Service Corps of
                                               Rochester, Monroe County Water
                                               Authority, Rochester Jobs, Inc.,
                                               Monroe County Industrial
                                               Development Corporation,
                                               Northeast Midwest Institute and
                                               The High Yield Income Fund, Inc.;
                                               President, Director and Treasurer
                                               of First Financial Fund, Inc. and
                                               The High Yield Plus Fund, Inc.



 Stephen P. Munn (55)          Director      Chairman (since January 1994),
                                               Director and President (since
                                               1988) and Chief Executive Officer
                                               (1988-December 1993) of Carlisle
                                               Companies Incorporated
                                               (manufacturer of industrial
                                               products).



*Richard A. Redeker (54)       President     Employee of Prudential Investments;
 751 Broad St.                 and Director    formerly President, Chief
 Newark, NJ 07102                              Executive Officer and Director
                                               (October 1993-September 1996) of
                                               Prudential Mutual Fund
                                               Management, Inc. (PMF), Executive
                                               Vice President, Director and
                                               Member of the Operating Committee
                                               (October 1993-September 1996) of
                                               Prudential Securities, Director
                                               (October 1993-September 1996) of
                                               Prudential Securities Group,
                                               Inc.; Executive Vice President
                                               (July 1994-September 1996) of The
                                               Prudential Investment
                                               Corporation; Director (January
                                               1994-September 1996) of
                                               Prudential Mutual Fund
                                               Distributors, Inc. and Prudential
                                               Mutual Fund Services, Inc., and
                                               Senior Executive Vice President
                                               and Director (September
                                               1978-September 1993) of Kemper
                                               Financial Services, Inc.;
                                               President and Director of The
                                               High Yield Income Fund, Inc.

                              POSITION          PRINCIPAL OCCUPATIONS AND
NAME, ADDRESS AND AGE(1)      WITH FUND           OTHER AFFILIATIONS
------------------------      ---------         -------------------------

 Robin B. Smith (58)           Director      Chairman and Chief Executive
                                               Officer (since August 1996),
                                               formerly President and Chief
                                               Executive Officer (January
                                               1989-August 1996) and President
                                               and Chief Operating Officer
                                               (September 1981-December 1988) of
                                               Publishers Clearing House;
                                               Director of BellSouth
                                               Corporation, Texaco Inc., Spring
                                               Industries Inc. and Kmart
                                               Corporation.



 Louis A. Weil, III (56)       Director      Publisher and Chief Executive
                                               Officer (since January 1996) and
                                               Director (since September 1991)
                                               of Central Newspapers, Inc.;
                                               Chairman of the Board (since
                                               January 1996), Publisher and
                                               Chief Executive Officer (August
                                               1991-December 1995) of Phoenix
                                               Newspapers, Inc.; formerly
                                               Publisher (May 1989-March 1991)
                                               of Time Magazine, President,
                                               Publisher & CEO (February
                                               1986-August 1989) of The Detroit
                                               News and member of the Advisory
                                               Board, Chase Manhattan
                                               Bank-Westchester; Director of The
                                               High Yield Income Fund, Inc.



 Clay T. Whitehead (59)        Director      President (since May 1983) of
                                               National Exchange Inc. (new
                                               business development firm).



 Grace C. Torres (38)          Treasurer     First Vice President (since
                               and Principal   December 1996) of PIFM; First
                               Financial and   Vice President (since March 1994)
                               Accounting      of Prudential Securities;
                               Officer         formerly First Vice President
                                               (March 1994-September 1996) of
                                               PMF and Vice President (July
                                               1989-March 1994) of Bankers Trust
                                               Corporation.



 Stephen M. Ungerman (44)      Assistant     Tax Director (since March 1996) of
                               Treasurer       Prudential Investments and the
                                               Private Asset Group of The
                                               Prudential Insurance Company of
                                               America; formerly First Vice
                                               President (February
                                               1993-September 1996) of PMF and
                                               Senior Tax Manager (1981-January
                                               1993) of Price Waterhouse LLP.



 S. Jane Rose (52)             Secretary     Senior Vice President (since
                                               December 1996) of PIFM; Senior
                                               Vice President and Senior Counsel
                                               (since July 1992) of Prudential
                                               Securities: formerly Senior Vice
                                               President (January 1991-September
                                               1996) and Senior Counsel (June
                                               1987-September 1996) of PMF.



 Marguerite E. H.              Assistant     Vice President and Associate
  Morrison (41)                Secretary       General Counsel (since December
                                               1996) of PIFM, Vice President and
                                               Associate General Counsel (since
                                               September 1987) of Prudential
                                               Securities; formerly Vice
                                               President and Associate General
                                               Counsel (June 1991-September
                                               1996) of PMF. Vice President and
                                               Associate General Counsel of
                                               Prudential Securities.


----------

(1) Unless otherwise noted, the address of the Directors and Officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


* "Interested" Director, as defined in the Investment Company Act, by reason of affiliation with Prudential, Prudential Securities or PIFM.

      Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

      The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.


      Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays each of its Directors who is not an affiliated person of PIFM or the investment adviser annual compensation of $3,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the boards of which the Directors will be asked to serve.



      Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund. Currently Ms. Smith has agreed to defer her fees at the Fund rate.



      The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.



      The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1997 and the aggregate compensation paid to such Directors for service on the Fund's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997.



                                                                   TOTAL 1997
                                                                 COMPENSATION
                                                                   FROM FUND
                                               AGGREGATE           AND FUND
                                             COMPENSATION        COMPLEX PAID
    NAME OF DIRECTOR                           FROM FUND         TO DIRECTORS
    ----------------                         ------------        ------------
Edward D. Beach ............................    $3,000         $135,000(38/63)**
Delayne Dedrick Gold .......................    $3,000         $135,000(38/63)**
Robert F. Gunia+ ...........................        --                --
Donald D. Lennox (Retired Director) ........    $3,000         $ 90,000(26/50)**
Douglas H. McCorkindale* ...................    $3,000         $ 70,000(20/35)**
Mendel A. Melzer+ ..........................       --                 --
Thomas T. Mooney* ..........................    $3,000         $115,000(31/64)**
Stephen P. Munn ............................    $3,000         $ 45,000(15/21)**
Richard A. Redeker+ ........................       --                 --
Robin B. Smith* ............................    $3,000         $ 90,000(27/34)**
Louis A. Weil III ..........................    $3,000         $ 90,000(26/50)**
Clay T. Whitehead ..........................    $3,000         $ 45,000(15/21)**


----------

+ Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested Directors, do not receive compensation from the Fund or any fund in the Fund Complex.



* Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1997 includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to approximately $71,640, $143,909 and $139,097 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.


** Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.


      As of February 6, 1998, the Directors and officers of the Fund as a group owned less than 1% of the outstanding common stock of the Fund. As of February 6, 1998 the Fund held Class A shares representing deferred compensation of Ms. Smith. Although Directors are not the recordholders of shares held as deferred fees, they are subject to the same rate of return as Fund shareholders.



      As of February 6, 1998, Prudential Securities was record holder of 5,245,914 Class A shares (22.9%), 211,991 Class B shares (73.2%), 15,112 Class C shares (59.5%) and 102,287 Class Z shares (99.9%) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


      As of February 6,1998 the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of shares of the Fund were Smith Barney Inc., 333 West 34th St, New York, NY 10001-2483, who held 1,477,146 Class A shares (6.4%); Smith Barney, Inc. 388 Greenwich Street, New York, NY 10013-2339, who held 19,107 Class B shares (6.6%); Mrs. Pauline C. Desrosiers, 1077 East Rd., Tiverton, RI 02878-2804 who held 1,298 Class C shares (5.1%); Mr. Jack Albalah & Mrs. Arlene Albalah JT TEN, P.O. Box 2052, Fairlawn, NJ 07410-4818 who held 1,270 Class C shares (5.0%); Donaldson, Lufkin & Jenrette Securities Corporation, P.O. Box 2052, Jersey City, NJ 07303-2052 who held 2,926 Class C shares (11.5%); Prudential Securities C/F Richard J. Finkelstein, SEP DTD 09/25/92, 870 S. Green Bay Rd., Lake Forest, IL 60045-3964 who held 1,397 Class C shares (5.5%); Prudential Securities, C/F Mr. Alfred F. Ortwein, Jr., IRA Rollover, DTD 03/20/97, 2045 Mount Heron Dr., Ellicott City, MD 21042-1851 who held 1,980 Class C shares (7.7%); Richard Headley, 2045 N. Green Bay Rd., Racine, WI 53405-1503 who held 1,920 Class C shares (7.5%); Terri Headley, 2045
N. Green Bay Rd., Racine, WI 53405-1503 who held 1,438 Class C shares (5.6%); Prudential Bank and Trust Co., C/F The IRA of Leona N. Murphy, 53 W. Shore Dr., Arcadia, OK 73007-7107 who held 2,341 Class C shares (9.2%); Mrs. Mildred Weintraub TTEE, Mildred Weintraub Trust, UA DTD 07/30/89, 274 Running Springs Dr., Palm Desert, CA 92211-3200 who held 4,343 Class C shares (17.0%); Mr. Irwin Peckman TTEE, Irving C. Rosenkrantz Marital Trust, UA DTD 05/12/96, 3566 Loire Ln., Palm Beach Gardens, FL 33410-1465 who held 2,573 Class C shares (10.1%); Mr. Ben Edwards TTEE, George Stratton Edwards Trust, UA DTD 11/19/97, 190 Fisherville Rd., Collierville, TN 38017-4102 who held 5,436 Class Z shares (5.3%); Mr. Charles Smith, Jr., 2 Hazelwood Ct., San Antonio, TX 78257-1706 who held 6,022 Class Z shares (5.8%); Prudential Securities, C/F Mrs. Mary Kay Estigoy, IRA DTD 06/16/97, 5805 Glen Eagles Dr., West Bloomfield, MI 48323-2206 who held 7,466 Class Z shares (7.2%) and Mrs. Tracey H. Pullen, 25903 Mission St., Carmel, CA 93923-9211 who held 12,852 Class Z shares (12.5%).


                                     MANAGER


      The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed" in the Prospectus. As of January 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $63 billion. According to the Investment Company Institute, as of October 31, 1997, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.



      PIFM is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



      Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.



      For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion and
 .65 of 1% of such assets in excess of $1 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.

      In connection with its management of the business affairs of the Fund, PIFM bears the following expenses:



      (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of members of the Board of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;



      (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and



      (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI or the Subadviser), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).



      Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.



      The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 21, 1997 and by shareholders of the Fund on September 29, 1988.



      PIFM earned management fees of $1,549,812, $2,317,938 and $4,098,739 for the fiscal years ended December 31, 1997, 1996 and 1995, respectively.



      PIFM has entered into a Subadvisory Agreement with PI. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI has entered into an agreement with PRICOA Asset Management Ltd. (PRICOA and collectively with PI, the investment adviser) under which PRICOA provides investment advisory services to the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the investment adviser's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services. PRICOA is reimbursed by PI for its reasonable costs and expenses incurred in furnishing advisory services. Between October 1 and December 31, 1997, PRICOA was paid by PI a fee at an annual rate of .30 of 1% of the Fund's average daily net assets for furnishing these services.



      The investment adviser maintains a credit unit which provides credit analysis and research on taxable fixed-income securities. The portfolio manager routinely consults with the credit unit in managing the Fund's portfolio. The credit unit reviews on an ongoing basis issuers of taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts.


      Credit analysts review financial statements published by corporate (and governmental) issuers to examine income statements, balance sheets and cash flow numbers. They evaluate this data against their expectations of sales, earnings growth and trends in credit ratios. They study the impact of economic, regulatory and political developments on companies and industries and look at the relative value of companies. They are in regular communication both in person and by telephone with company management, Wall Street analysts and rating agencies.


      The PI Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Board of Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 21, 1997 and was approved by shareholders of the Fund on September 29, 1988.



      The PI Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The PI Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not more than 60 days' nor less than 30 days' written notice. The PI Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act. The PRICOA Subadvisory Agreement provides that PRICOA can terminate it on 60 days' written notice and that PI can terminate it at any time and the termination would take effect immediately. The PRICOA Subadvisory Agreement also provides that it will terminate automatically in the event of its assignment (as defined in the Investment Company Act).


                                   DISTRIBUTOR


      Prudential Securities Incorporated (Prudential Securities or the Distributor), One Seaport Plaza, New York, New York 10292 acts as the distributor of the Fund's shares.



      Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of which are reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.



      Prior to January 15, 1996, the Fund operated as a closed-end fund and offered only one class of shares (the then existing Class A shares). On September 11, 1995, the Board of Directors, including a majority of the Directors who were not interested persons of the Fund and who had no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on the Class A Plan, adopted a plan of distribution for the Class A shares of the Fund. The Class A Plan was approved by shareholders of the Fund on December 6, 1995. On September 11, 1995, the Rule 12b-1 Directors, at a meeting called for the purpose of voting on the Class B and Class C Plans, adopted plans of distribution for the Class B and Class C shares of the Fund. The Class B and Class C Plans were approved by the sole shareholder of each class on January 15, 1996.



      CLASS A PLAN. For the fiscal year ended December 31, 1997, the Distributor received payments of $307,192 under the Class A Plan. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1997, the Distributor also received approximately $37,800 in initial sales charges.



      CLASS B PLAN. For the fiscal year ended December 31, 1997, the Distributor received $9,344 from the Fund under the Class B Plan and spent $87,800 in distributing the Fund's Class B shares. It is estimated that of the latter amount, 19.5% ($17,100) was spent on printing and mailing of prospectuses to other than current shareholders; 11.0% ($9,700) on compensation to Pruco Securities Corporation, an affiliated broker-dealer (Prusec), for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 69.5% ($61,000) in the aggregate for (i) payments of commissions and account servicing fees to financial advisers 24.3% ($21,300) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses 45.2% ($39,700). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



      The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred SaleS Charges" in the Prospectus. For the fiscal year ended December 31, 1997, the Distributor received approximately $6,000 in contingent deferred sales charges attributable to Class B shares.



      CLASS C PLAN. For the fiscal year ended December 31, 1997, the Distributor received $2,984 under the Class C Plan and spent $13,700 in distributing Class C shares. It is estimated that of the latter amount, 55.6% ($7,600) was spent on printing and mailing of prospectuses to other than current shareholders; and 44.4% ($6,100) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (14.7% or $2,000) and (ii) an allocation of overhead and other branch office distribution-related expenses (29.7% or $4,100).



      The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred SaleS Charges" in the Prospectus. For the fiscal year ended December 31, 1997, the Distributor received approximately $4,900 in contingent deferred sales charges attributable to Class C shares.



      The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.


      Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


      Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 21, 1997.


      NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


      The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. (For purposes of this section, the term "Manager" includes the investment adviser.) On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.



      In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities (or any affiliate) in any transaction in which Prudential Securities (or any affiliate) acts as principal. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

      In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers and futures commission merchants, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers and futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future, in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.



      Subject to the above considerations, Prudential Securities (or any affiliate) may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities for transactions effected by the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliates) by applicable law.



      The Fund paid no brokerage commissions, including none to Prudential Securities or any affiliate, for the fiscal years ended December 31, 1997, 1996 and 1995.


                     PURCHASE AND REDEMPTION OF FUND SHARES


      Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charge. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.


      Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."


ISSUANCE OF FUND SHARES FOR SECURITIES



      Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.


SPECIMEN PRICE MAKE-UP


      Under the current distribution arrangements between the Fund and the Distributor, Class A* shares of the Fund are sold at a maximum sales charge of 4% and Class B*, Class C* and Class Z shares are sold at NAV. Using the Fund's NAV at December 31, 1997, the maximum offering price of the Fund's shares is as follows:



      CLASS A
      Net asset value and redemption price per Class A share ........   $7.88
      Maximum sales charge (4% of offering price) ...................     .33
      Maximum offering price to public ..............................   $8.21

      CLASS B
      Net asset value, offering price and redemption price
      to public per Class B share* ..................................   $7.89

      CLASS C
      Net asset value, offering price and redemption price
      to public per Class C share* ..................................   $7.89

      CLASS Z
      Net asset value, redemption price and offering price
      to public per Class Z share ...................................   $7.88


----------
* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.


REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

      COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder
Guide--Alternative Purchase Plan" in the Prospectus.

      An eligible group of related Fund investors includes any combination of the following:

      (a)   an individual;

      (b)   the individual's spouse, their children and their parents;

      (c)   the individual's and spouse's Individual Retirement Account (IRA);

      (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

      (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

      (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

      (g) one or more employee benefit plans of a company controlled by an individual.

      In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


      The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


      RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "Net Asset Value" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.



      LETTER OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).



      For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.



      A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.



      The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.



      The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES


      The contingent deferred sales charge (CDSC) is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                        REQUIRED DOCUMENTATION

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be         A copy of the Social Security
considered disabled if he or she is       Administration award letter or a
unable to engage in any substantial       letter from a physician on the
gainful activity by reason of any         physician's letterhead stating that
medically determinable physical or        the shareholder (or, in the case of
mental impairment which can be            a trust, the grantor) is
expected to result in death or to         permanently disabled. The letter
be of long-continued and indefinite       must also indicate the date of
duration.                                 disability.

CATEGORY OF WAIVER                        REQUIRED DOCUMENTATION

Distribution from an IRA or 403(b)        A copy of the distribution form
Custodial Account                         from the custodial firm indicating
                                          (i) the date of birth of the
                                          shareholder and (ii) that the
                                          shareholder is over age 59 1/2 and
                                          is taking a normal
                                          distribution--signed by the
                                          shareholder.

Distribution from Retirement Plan         A letter signed by the plan
                                          administrator/trustee indicating
                                          the reason for the distribution.

Excess Contributions                      A letter from the shareholder (for
                                          an IRA) or the plan
                                          administrator/trustee on company
                                          letterhead indicating the amount of
                                          the excess and whether or not taxes
                                          have been paid.

      The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

                         SHAREHOLDER INVESTMENT ACCOUNT

      Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


      For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value on the record date. An investor may direct the Transfer Agent in writing not less than five (5) full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.


EXCHANGE PRIVILEGE


      The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.


      It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


      CLASS A. Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares, of the Prudential Mutual Funds participating in the Class A exchange privilege.



      The following money market funds participate in the Class A exchange privilege:


       Prudential California Municipal Fund
        (California Money Market Series)

       Prudential Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)

       Prudential Municipal Series Fund
        (Connecticut Money Market Series)
        (Massachusetts Money Market Series)
        (New Jersey Money Market Series)
        (New York Money Market Series)


       Prudential MoneyMart Assets, Inc. (Class A Shares)


       Prudential Tax-Free Money Fund, Inc.


      CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No CDSC may be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.


      Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the five year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

      At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively of other funds without being subject to any CDSC.

      CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.


      Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, Prudential Securities or Prusec. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

      Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

      Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

      The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

        PERIOD OF
        MONTHLY INVESTMENTS:         $100,000  $150,000  $200,000  $250,000
        --------------------         --------  --------  --------  --------
        25 Years ................     $  110    $  165    $  220    $  275
        20 Years ................        176       264       352       440
        15 Years ................        296       444       592       740
        10 Years ................        555       833     1,110     1,388
         5 Years ................      1,371     2,057     2,742     3,428
        See "Automatic Savings Accumulation Plan."

----------
      (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board.

      (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

      Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

      Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

      A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.


      In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions."

      Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

      Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

      Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

      Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

      Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

      INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

            CONTRIBUTIONS           PERSONAL
            MADE OVER:               SAVINGS                     IRA
            ----------               -------                     ---
            10 years                $ 26,165                  $ 31,291
            15 years                  44,675                    58,649
            20 years                  68,109                    98,846
            25 years                  97,780                   157,909
            30 years                 135,346                   244,692

----------

      (1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.


MUTUAL FUND PROGRAMS


      From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.



      The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Adviser or Prudential/Prusec Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE


      The NAV per share is the value of the Fund (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. The Fund computes its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except days on which no orders to purchase, sell or redeem Fund shares have been received or on days on which changes in the value of the Fund's portfolio investments do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


      Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of the Fund's portfolio will be determined as follows.


      Government securities for which quotations are available will be based on the prices provided by independent pricing services. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Other portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the average of the quoted bid and asked prices provided by an independent pricing service or by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting the contract. Options will be valued at their last sale price as of the close of trading on the applicable commodities exchange or board of trade. If there is no sale on the applicable exchange or board of trade on a given day, options will be valued at the average of the quoted bid and asked prices as of the close of the applicable exchange. The Fund may engage pricing services to obtain such prices. Over-the-counter options will be valued at the average of the bid and asked prices provided by principal market makers. Options will be valued at market value or fair value if no market exists. Futures contracts are marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchange.



      Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or investment adviser (or Valuation Committee or Board of Directors), does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or investment adviser. Short-term instruments which mature in 60 days or less are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, unless the Fund's Manager determines that such valuation does not represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities or other assets for which reliable market quotations are not readily available are valued by the Manager in good faith at fair market value in accordance with procedures adopted by the Board of Directors on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager to materially affect the value of the security.



      NAV is calculated separately for each class. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution and/or service fee. It is expected, however, that the NAV per share of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                             PERFORMANCE INFORMATION

      AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

      Average annual total return is computed according to the following formula:

                                 P(1+T)^n = ERV

      Where: P   = a hypothetical initial payment of $1,000.
             T   = average annual total return.
             n   = number of years.
             ERV = ending redeemable value at the end of the one, five or ten year periods (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the one, five or ten year periods.

      Average annual total return does not take into account any federal or state income taxes that may be payable upon redemption.


      The average annual total returns for Class A shares for the one, five year and ten year and since inception (July 7, 1986) periods ended December 31, 1997 were .37%, 9.43%, 8.38% and 10.15%, respectively. The Fund was a closed-end investment company prior to January 15, 1996. The average annual total returns for Class B shares for the one year and since inception (January 15, 1996) periods ended December 31, 1997 were (1.02)% and 6.17%, respectively. The average annual total returns for Class C shares for the one year and since inception (January 15, 1996) periods ended December 31, 1997 were 2.98% and 8.08%, respectively. The average total return for Class Z shares for the since inception (March 17, 1997) period was 5.56%. Since this period was less than one year, the figure is not annualized.


      AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for the classes. See "How the Fund Calculates Performance" in the Prospectus.

      Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                      ERV-P
                                      -----
                                        P

      Where:   P = a hypothetical initial payment of $1,000.
             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year periods (or fractional portion thereof) at the end of the one, five or ten year periods.


      Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.



      The Fund's aggregate total returns for Class A shares for the one, five and ten year and since inception (July 7, 1986) periods ended December 31, 1997 were 4.55%, 63.42%, 132.82% and 216.24%, respectively. The Fund was a closed-end investment company prior to January 15, 1996. The aggregate total returns for the Class B shares for the one year and since inception (January 15, 1996) periods ended December 31, 1997 were 3.98% and 16.44%, respectively. The aggregate total returns for Class C shares for the one year and since inception (January 15, 1996) periods ended December 31, 1997 were 3.98% and 16.45%, respectively. The aggregate total return for Class Z shares for the since inception (March 17, 1997) period ended December 31, 1997 was 5.56%.


      YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                          YIELD = 2[((a - b)/(cd) + 1)^6 - 1]

      Where: a = dividends and interest earned during the period.
             b = expenses accrued for the period (net of reimbursements).
             c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
             d = the maximum offering price per share on the last day of the period.

      Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


      The yields for the 30 days ended December 31, 1997, were 5.38%, 5.01%, 4.75% and 5.78% for the Class A, Class B, Class C and Class Z shares, respectively.

      From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)


    [THE FOLLOWING TABLE WAS DEPICTED AS A BAR GRAPH IN THE PRINTED MATERIAL]


                              PERFORMANCE
                              COMPARISON OF DIFFERENT
                              TYPES OF INVESTMENTS
                              OVER THE LONG TERM
                              (1/1926 - 9/1997)
                              ----------------------------
                              COMMON STOCKS          11.0%


                              LONG-TERM
                              GOVT. BONDS             5.1%

                              INFLATION               3.1%


      (1) Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1997 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past Performance is not a guarantee of future results.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS


      GENERAL. The Fund has elected to qualify and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for each taxable year. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies or other income, including, but not limited to, gains from options and futures on such securities or foreign currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.


      The Fund declares dividends at least quarterly in an amount based on actual net investment income determined in accordance with generally accepted accounting principles. A portion of such dividend may also include projected net investment income. Such dividends will be payable in additional shares of the Fund unless otherwise requested by the shareholder.


      Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. The Fund had a capital loss carryforward for federal income tax purposes at December 31, 1997 of approximately $2,165,900 which expires in 2002.



      The per share dividends on Class B and Class C shares typically will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."


      Distributions of net investment income, net currency gains and net short-term capital gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or in cash.

Distributions of net capital gains, if any, are taxable as long-term capital gains regardless of how long the investor has held his or her Fund shares. However, if a shareholder holds shares in the Fund for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent of any distribution on the shares which was treated as long-term capital gain. To the extent that, in a given year, distributions to shareholders exceed recognized net investment income and recognized short-term and long-term capital gains for the year, shareholders will receive a return of capital in respect of such year and, in an annual statement, will be notified of the amount of any return of capital for such year. Shareholders will be notified annually by the Fund as to the federal tax status of dividends and distributions made by the Fund. A 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain distribution requirements by the end of each calendar year. Distributions may be subject to additional state and local taxes. See "Taxes, Dividends and Distributions" in the Prospectus.



      Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any taxable ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.



      Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for federal income tax purposes. Positions which are part of a straddle will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.



      A "passive foreign investment company" (PFIC) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income, and accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.


      Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

      A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.


      Distributions of net investment income made to a nonresident alien individual, fiduciary of a foreign estate or trust or foreign corporation or foreign partnership (foreign shareholder) will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate), unless the dividends are effectively connected with the U.S. trade or business of the shareholder. Gains realized upon the sale or redemption of shares of the Fund by a foreign shareholder, and distributions of net long-term capital gains to a foreign shareholder will generally not be subject to U.S. income tax unless the gain is effectively connected with a trade or business carried on by the shareholder within the United States. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of distributions of net long-term capital gains unless IRS Form W-8 is provided. If distributions are effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of net investment income and net long-term capital gains will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations. The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

      Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

      If the Fund is liable for foreign taxes, the Fund expects to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Internal Revenue Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible and may file an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election shareholders will be required to: (i) include in gross income (in addition to taxable dividends actually received) their pro rata share of the foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income or, subject to certain limitations, use it as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder that is a nonresident alien individual or foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to various limitations including a separate limitation for "passive income," which includes, among other things, dividends, interest and certain foreign currency gains.

      Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from sources within each such country.

      LISTED OPTIONS AND FUTURES. Exchange-traded futures contracts, listed options on futures contracts and listed options on U.S. Government securities constitute "Section 1256 contracts" under the Internal Revenue Code. Section 1256 contracts are required to be "marked-to-market" at the end of the Fund's tax year; that is, treated as having been sold at market value. Except with respect to certain forward foreign currency exchange contracts, sixty percent of any gain or loss recognized as a result of such "deemed sales" will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss.

      BACKUP WITHHOLDING. With limited exceptions, the Fund is required to withhold federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certification or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Any amounts withheld may be credited against a shareholder's federal income tax liability.

      OTHER TAXATION. Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                   CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING
                        AGENT AND INDEPENDENT ACCOUNTANTS

      State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.


      Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually-established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended December 31, 1997, the Fund incurred fees of approximately $288,000 for the services of PMFS.



      Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and, in that capacity, audits the Fund's annual financial statements.

Portfolio of Investments as of                          THE GLOBAL TOTAL RETURN
December 31, 1997                                       FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount                US$
(000)                 Description              Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--87.6%
------------------------------------------------------------
Australia--6.5%
A$         2,750    Federal National Mortgage
                       Association,
                       6.375%, 8/15/07                $  1,806,237
           7,000    New South Wales Treasury
                       Corporation,
                       6.50%, 5/1/06                     4,619,277
           8,000    Queensland Treasury
                       Corporation,
                       8.00%, 8/14/01                    5,586,800
                                                      ------------
                                                        12,012,314
------------------------------------------------------------
Canada--8.6%
C$         7,000    British Columbia Provincial
                       Bond,
                       7.75%, 6/16/03                    5,377,849
           8,800    Canadian Government Bond,
                       9.00%, 12/1/04                    7,344,955
           4,500    Province of Quebec,
                       6.50%, 10/1/07                    3,246,710
                                                      ------------
                                                        15,969,514
------------------------------------------------------------
Denmark--6.4%
                    Danish Government Bonds,
   DKr    40,000    7.00%, 12/15/04                      6,379,066
          32,750    8.00%, 3/15/06                       5,544,112
                                                      ------------
                                                        11,923,178
------------------------------------------------------------
Germany--12.8%
                    German Government Bonds,
   DM      2,000    6.75%, 4/22/03                       1,204,309
          18,000    7.375%, 1/3/05                      11,279,753
           6,200    6.00%, 1/5/06                        3,605,635
           8,500    6.25%, 1/4/24                        4,926,645
           5,000    Republic of Colombia,
                       7.25%, 12/21/00                   2,871,579
                                                      ------------
                                                        23,887,921
Greece--1.2%
   GRD   680,000    Hellenic Republic,
                       12.60%, 12/31/03               $  2,314,638
------------------------------------------------------------
Netherlands--3.4%
                    Dutch Government Bonds,
   NLG     7,500    7.00%, 6/15/05                       4,103,372
           3,750    7.50%, 1/15/23                       2,245,276
                                                      ------------
                                                         6,348,648
------------------------------------------------------------
Spain--3.7%
                    Spanish Government Bonds,
  Pts    125,000    10.30%, 6/15/02                        992,504
         750,000    8.20%, 2/28/09                       5,931,302
                                                      ------------
                                                         6,923,806
------------------------------------------------------------
Sweden--2.0%
   SEK    29,000    Swedish Government Bond,
                       6.00%, 2/9/05                     3,684,177
------------------------------------------------------------
United Kingdom--8.3%
   BP        300    Powergen PLC,
                       8.875%, 3/26/03                     526,984
             400    Republic of Argentina,
                       11.50%, 8/14/01                     665,163
                    United Kingdom Treasury Bonds,
           3,650    7.75%, 9/8/06                        6,536,909
           3,700    8.75%, 8/25/17                       7,749,874
                                                      ------------
                                                        15,478,930
------------------------------------------------------------
United States--34.7%
Corporate Bonds--3.2%
US$        1,000    Banco Ganadero Colombian Bond
                       (Colombia),
                       9.75%, 8/26/99                    1,027,500
           2,900    Financiera Energetica Nacional
                       (Colombia),
                       9.00%, 11/8/99                    3,016,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-36

Portfolio of Investments as of                          THE GLOBAL TOTAL RETURN
December 31, 1997                                       FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount                US$
(000)                 Description              Value (Note 1)
------------------------------------------------------------
Corporate Bonds (cont'd.)
US$        1,000    Petroleas Mexicano (Mexico),
                       FRN,
                       6.71875%, 3/8/99               $    985,000
           1,000    Romanian Commercial Bank,
                       9.125%, 3/10/00                     995,000
                                                      ------------
                                                         6,023,500
Sovereign Bonds--6.0%
           3,500    Ministry of Finance (Russia),
                       10.00%, 6/26/07                   3,249,750
           1,250    Municipality of Rio De Janeiro
                       (Brazil),
                       10.375%, 7/12/99                  1,253,125
           1,440    Republic of Argentina, FRN,
                       6.6875%, 3/31/05, Ser. L          1,287,072
           1,963    Republic of Brazil, IDU, FRN,
                       6.8125%, 1/1/01                   1,869,281
           1,888    Republic of Croatia, FRN,
                       6.625%, 7/31/06                   1,718,293
             800    Republic of Lithuania,
                       7.125%, 7/22/02                     758,000
           1,000    Oman Sultanate (India),
                       7.125%, 3/20/02                   1,012,500
                                                      ------------
                                                        11,148,021
Supranational Bonds--2.6%
           4,800    Corporacion Andina de Fomento,
                       7.375%, 7/21/00                   4,884,000
------------------------------------------------------------
U.S. Government Obligations--22.9%
                    United States Treasury Bond,
           8,250    6.625%, 2/15/27                      8,949,022
                    United States Treasury Notes,
          12,000    6.75%, 6/30/99                      12,185,640
           5,000    6.125%, 9/30/00                      5,052,350
          11,810    7.875%, 11/15/04                    13,203,226
           3,100    6.25%, 2/15/07                       3,198,797
                                                      ------------
                                                        42,589,035
                                                      ------------
                                                        64,644,556
                                                      ------------
                    Total long-term investments
                       (cost US$164,252,387)           163,187,682
                                                      ------------
SHORT-TERM INVESTMENTS--8.8%
------------------------------------------------------------
Hungarian--0.6%
   HUF   230,000    Hungarian Government Bond,
                       23.50%, 5/17/98                $  1,139,835
------------------------------------------------------------
Indonesia--0.3%
  IDR  2,000,000    Asia Pulp And Paper, NCD,
                       14.45%(a), 1/27/98                  356,059
       2,000,000    Bakrie Brothers, NCD,
                       17.50%(a), 2/19/98                  163,643
                                                      ------------
                                                           519,702
------------------------------------------------------------
United States--7.9%
Repurchase Agreement--7.6%
US$       14,222    Joint Repurchase Agreement
                       Account,
                       6.63%, 1/2/98 (Note 5)           14,222,000
------------------------------------------------------------
Supranational Bonds--0.3%
             500    Corporacion Andina de Fomento,
                       6.625%, 10/14/98                    503,750
                                                      ------------
                                                        14,725,750
                                                      ------------
                    Total short-term investments
                       (cost US$17,682,135)             16,385,287
                                                      ------------
------------------------------------------------------------
Total Investments--96.4%
                    (cost $181,934,522)                179,572,969
                    Other assets in excess of
                       liabilities--3.6%                 6,657,003
                                                      ------------
                    Net Assets--100%                  $186,229,972
                                                      ------------
                                                      ------------

---------------
Portfolio securities are classified according to the security's currency denomination.
(a) Percentages quoted represent yield-to-maturity as of purchase date.
FRN--Floating Rate Note.
IDU--Interest Due and Unpaid Bonds.
NCD--Negotiable Certificate of Deposit.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-37
Statement of Assets and Liabilities           THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1997
Investments, at value (cost $181,934,522)...............................................................        $ 179,572,969
Foreign currency, at value (cost $1,532,836)............................................................            1,520,037
Cash....................................................................................................               10,280
Interest receivable.....................................................................................            4,625,891
Forward currency contracts--amount receivable from counterparties.......................................            1,584,875
Receivable for Fund shares sold.........................................................................               48,024
Other assets............................................................................................                6,339
                                                                                                              -----------------
   Total assets.........................................................................................          187,368,415
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................              453,313
Forward currency contracts--amount payable to counterparties............................................              299,519
Accrued expenses........................................................................................              238,472
Management fee payable..................................................................................              121,481
Distribution fee payable................................................................................               25,658
                                                                                                              -----------------
   Total liabilities....................................................................................            1,138,443
                                                                                                              -----------------
Net Assets..............................................................................................        $ 186,229,972
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     236,284
   Paid-in capital in excess of par.....................................................................          189,707,864
                                                                                                              -----------------
                                                                                                                  189,944,148
   Undistributed net investment income..................................................................              785,449
   Accumulated net realized loss on investments.........................................................           (3,315,029)
   Net unrealized depreciation on investments and foreign currencies....................................           (1,184,596)
                                                                                                              -----------------
Net assets, December 31, 1997...........................................................................        $ 186,229,972
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($183,054,467 / 23,225,736 shares of common stock issued and outstanding).........................                $7.88
Maximum sales charge (4% of offering price).............................................................                  .33
                                                                                                              -----------------
Maximum offering price to public........................................................................                $8.21
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($2,300,087 / 291,662 shares of common stock issued and outstanding)..............................                $7.89
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($189,569 / 24,042 shares of common stock issued and outstanding).................................                $7.89
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($685,849 / 86,983 shares of common stock issued and outstanding).................................                $7.88
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-38

THE GLOBAL TOTAL RETURN FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1997
Income
   Interest and discount earned (net of
      foreign withholding taxes of
      $290)..............................     $  16,779,396
                                            -----------------
Expenses
   Management fee........................         1,549,812
   Distribution fee--Class A.............           307,192
   Distribution fee--Class B.............             9,344
   Distribution fee--Class C.............             2,984
   Transfer agent's fees and expenses....           405,000
   Custodian's fees and expenses.........           224,000
   Reports to shareholders...............           128,000
   Registration fees.....................           111,000
   Legal fees and expenses...............            42,000
   Audit fee and expenses................            36,000
   Directors' fees.......................            27,000
   Insurance.............................             6,000
   Miscellaneous.........................            27,101
                                            -----------------
      Total expenses.....................         2,875,433
                                            -----------------
Net investment income....................        13,903,963
                                            -----------------
Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency Transactions
Net realized gain on:
   Investment transactions...............        (1,564,339)
   Foreign currency transactions.........         9,410,711
                                            -----------------
                                                  7,846,372
                                            -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments...........................       (13,503,125)
   Foreign currencies....................           912,282
                                            -----------------
                                                (12,590,843)
                                            -----------------
Net loss on investments and foreign
   currencies............................        (4,744,471)
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $   9,159,492
                                            -----------------
                                            -----------------

THE GLOBAL TOTAL RETURN FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended December 31,
in Net Assets                         1997               1996
Operations:
   Net investment income........  $  13,903,963     $    20,756,821
   Net realized gain on
      investment and foreign
      currency transactions.....      7,846,372          24,249,957
   Net change in unrealized
      appreciation
      (depreciation) on
      investments and foreign
      currencies transactions...    (12,590,843)        (12,340,523)
                                  -------------    -----------------
   Net increase in net assets
      resulting from
      operations................      9,159,492          32,666,255
                                  -------------    -----------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A...................    (16,523,696)        (20,751,908)
      Class B...................       (108,586)             (4,899)
      Class C...................        (32,330)                (14)
      Class Z...................        (23,135)                 --
                                  -------------    -----------------
                                    (16,687,747)        (20,756,821)
                                  -------------    -----------------
   Distributions in excess of
      net investment income
      Class A...................     (4,744,012)        (14,747,171)
      Class B...................        (44,626)             (8,065)
      Class C...................        (14,046)                (12)
      Class Z...................        (11,622)                 --
                                  -------------    -----------------
                                     (4,814,306)        (14,755,248)
                                  -------------    -----------------
Fund share transactions (net of
   conversions) (Note 6)
   Net proceeds from shares
      sold......................      6,921,618          12,515,494
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions.............      4,960,184           5,694,812
   Cost of shares reacquired....    (43,255,074)       (344,489,874)(a)
                                  -------------    -----------------
   Net decrease in net assets
      from Fund share
      transactions..............    (31,373,272)       (326,279,568)
                                  -------------    -----------------
Total decrease..................    (43,715,833)       (329,125,382)
                                  -------------    -----------------
Net Assets
Beginning of year...............    229,945,805         559,071,187
                                  -------------    -----------------
End of year.....................  $ 186,229,972     $   229,945,805
                                  -------------    -----------------
                                  -------------    -----------------

---------------
(a) Net of $4,870,794 redemption fee retained by the Fund.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-39
Notes to Financial Statements                 THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
The Global Total Return Fund, Inc., (the 'Fund') is an open-end, non-diversified management investment company whose investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund invests primarily in governmental (including supranational), semi-governmental or governmental agency debt securities or in short-term bank debt securities or deposits in the United States and in foreign countries denominated in U.S. dollars or in foreign currencies, including debt securities issued or guaranteed by the U.S. Government and foreign governments, their agencies, authorities or instrumentalities (U.S. Government Securities and Foreign Government Securities, respectively). The remainder is generally invested in corporate debt securities or longer term bank debt securities. The bonds are primarily of investment grade, i.e., bonds rated within the four highest quality grades as determined by Moody's Investor's Service or Standard & Poor's Rating's Group, or in unrated securities of equivalent quality. In addition the Fund is permitted to invest up to 10% of the Fund's total assets in bonds rated below investment grade with a minimum rating of B, or on unrated securities of equivalent quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Forward currency exchange contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the current rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains on investment transactions.
Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its
--------------------------------------------------------------------------------
Notes to Financial Statements                 THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: state coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.
Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Dividends and Distributions: Dividends are declared quarterly. Distributions of capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $5,599,755, increase accumulated net realized loss on investments by $5,422,120, and decrease paid in capital in excess of par by $177,635 for realized foreign currency gains realized and recognized during the year ended December 31, 1997. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC, through an agreement with PRICOA Asset Management Ltd. ('PRICOA'), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion, and .65 of 1% of such assets in excess of $1 billion.
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund. Pursuant to the Class A, B and C Plans, the Fund compensates PSI for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .15 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1997.
PSI has advised the Fund that it has received approximately $37,800 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1997. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Fund that for the year ended December 31, 1997, it received approximately $6,000 and $4,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PSI, PIFM, PIC and PRICOA are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------
Notes to Financial Statements                 THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended December 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1997, the Fund incurred fees of approximately $288,000 for the services of PMFS. As of December 31, 1997, approximately $22,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 1997, aggregated $76,351,527 and $101,047,961, respectively.
At December 31, 1997, the Fund had outstanding forward currency contracts to purchase and sell foreign currencies as follows:

                              Value at
Foreign Currency          Settlement Date        Current        Appreciation
 Purchase Contracts           Payable             Value        (Depreciation)
----------------------    ----------------     -----------     --------------
German Deutschemarks,
 expiring 4/30/98.....      $  3,938,862       $ 3,794,268      $   (144,594)
Greek Drachma,
 expiring 4/30/98.....         1,736,178         1,686,859           (49,319)
Norwegian Krone,
 expiring 1/29/98.....         5,830,150         5,728,556          (101,594)
                          ----------------     -----------     --------------
                            $ 11,505,190       $11,209,683      $   (295,507)
                          ----------------     -----------     --------------
                          ----------------     -----------     --------------

                              Value at
Foreign Currency          Settlement Date        Current
  Sale Contracts             Receivable           Value        Appreciation
----------------------    ----------------     -----------     -------------
Australian Dollars,
 expiring 1/29/98.....      $ 12,191,648       $12,038,352      $   153,296
French Francs,
 expiring 1/29/98.....         8,748,331         8,651,912           96,419
Greek Drachma,
 expiring 4/30/98.....         3,938,862         3,941,094           (2,232)
Indonesian Rupiah,
 expiring 1/27/98.....           764,380           361,304          403,076
Indonesian Rupiah,
 expiring 2/19/98.....           761,084           358,551          402,533
Netherlands Guilders,
 expiring 1/29/98.....        26,991,491        26,671,790          319,701
Swiss Francs,
 expiring 1/29/98.....        11,157,895        10,949,825          208,070
                          ----------------     -----------     -------------
                            $ 64,553,691       $62,972,828      $ 1,580,863
                          ----------------     -----------     -------------
                          ----------------     -----------     -------------

The United States federal income tax basis of the Fund's investments at December 31, 1997 was $181,964,820 and, accordingly, net unrealized depreciation for United States federal income tax purposes was $2,391,851 (gross unrealized appreciation--$5,515,033; gross unrealized depreciation--$(7,906,884)).
For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 1997 of approximately $2,165,900 which expires in 2002. Such carryforward is after utilization of approximately $2,817,100 to offset net taxable gains recognized during the year ended December 31, 1997. Accordingly, no capital gains distribution is expected to be paid to shareholders until net capital gains have been realized in excess of such amount.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1997, the Fund had a 1.21% undivided interest in the joint account. The undivided interest for the Fund represents $14,222,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Credit Suisse First Boston Corp., 6.75%, in the principal amount of $342,000,000, repurchase price $342,128,250, due 1/2/98. The value of the collateral including accrued interest was $353,486,750.
Deutsche Morgan Grenfell, 6.80%, in the principal amount of $200,000,000, repurchase price $200,075,555, due 1/2/98. The value of the collateral including accrued interest was $204,000,314.
--------------------------------------------------------------------------------

Notes to Financial Statements                 THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
SBC Warburg Dillon Read, Inc., 6.55%, in the principal amount of $142,000,000, repurchase price $142,051,672, due 1/2/98. The value of the collateral including accrued interest was $144,862,841.
Morgan Stanely, Dean Witter, Discover & Co., 5.95%, in the principal amount of $151,553,000, repurchase price $151,603,097, due 1/2/98. The value of the collateral including accrued interest was $154,584,932.
Salomon Smith Barney Inc., 6.75%, in the principal amount of $342,000,000, repurchase price $342,128,250, due 1/2/98. The value of the collateral including accrued interest was $350,295,372.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective March 17, 1997, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 2 billion authorized shares of common stock at $.01 par value per share, divided equally into Class A, B, C and Z shares. As of December 31, 1997 Prudential owned 13,481 Class A shares, 25 Class B shares, 26 Class C shares and 26 Class Z shares.
Transactions in shares of common stock were as follows:

Class A                                Shares         Amount
----------------------------------   -----------   -------------
Year ended December 31, 1997:
Shares sold.......................       376,715   $   3,080,935
Shares issued in reinvestment of
  dividends and distributions.....       594,942       4,768,393
Shares reacquired.................    (5,157,652)    (42,386,320)
                                     -----------   -------------
Net decrease in shares outstanding
  before conversion...............    (4,185,995)  $ (34,536,992)
Shares issued upon conversion from
  Class B.........................         2,660          21,866
                                     -----------   -------------
Net decrease in shares
  outstanding.....................    (4,183,335)  $ (34,515,126)
                                     -----------   -------------
                                     -----------   -------------
January 15, 1996(a) through
  December 31, 1996:
Shares sold.......................     1,452,073   $  12,309,850
Shares issued in reinvestment of
  dividends and distributions.....       677,779       5,685,377
Shares reacquired.................   (40,928,480)   (344,455,702)(b)
                                     -----------   -------------
Net decrease in shares
  outstanding.....................   (38,798,628)  $(326,460,475)
                                     -----------   -------------
                                     -----------   -------------
Class B                                Shares         Amount
----------------------------------   -----------   -------------
Year ended December 31, 1997:
Shares sold.......................       288,417   $   2,365,066
Shares issued in reinvestment of
  dividends and distributions.....        14,347         114,426
Shares reacquired.................       (29,348)       (240,044)
                                     -----------   -------------
Net increase in shares outstanding
  before conversion...............       273,416   $   2,239,448
Shares reacquired upon conversion
  into Class A....................        (2,660)        (21,866)
                                     -----------   -------------
Net increase in shares
  outstanding.....................       270,756   $   2,217,582
                                     -----------   -------------
                                     -----------   -------------
January 15, 1996(a) through
  December 31, 1996:
Shares sold.......................        23,745   $     205,444
Shares issued in reinvestment of
  dividends and distributions.....         1,121           9,422
Shares reacquired.................        (3,960)        (34,172)
                                     -----------   -------------
Net increase in shares
  outstanding.....................        20,906   $     180,694
                                     -----------   -------------
                                     -----------   -------------
Class C
----------------------------------
Year ended December 31, 1997:
Shares sold.......................        95,257   $     776,731
Shares issued in reinvestment of
  dividends and distributions.....         5,489          43,719
Shares reacquired.................       (76,729)       (605,145)
                                     -----------   -------------
Net increase in shares
  outstanding.....................        24,017   $     215,305
                                     -----------   -------------
                                     -----------   -------------
January 15, 1996(a) through
  December 31, 1996:
Shares sold.......................            23   $         200
Shares issued in reinvestment of
  dividends and distributions.....             2              13
                                     -----------   -------------
Net increase in shares
  outstanding.....................            25   $         213
                                     -----------   -------------
                                     -----------   -------------
Class Z
----------------------------------
March 17, 1997(c) through
  December 31, 1997:
Shares sold.......................        85,634   $     698,886
Shares issued in reinvestment of
  dividends and distributions.....         4,243          33,646
Shares reacquired.................        (2,894)        (23,565)
                                     -----------   -------------
Net increase in shares
  outstanding.....................        86,983   $     708,967
                                     -----------   -------------
                                     -----------   -------------

---------------
(a) Prior to January 15, 1996, the Fund operated as a closed-end, investment company.
(b) Net of $4,870,794 redemption fee retained by the Fund.
(c) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
Financial Highlights                          THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                                                     Class A (b)
                                                             ------------------------------------------------------------
                                                                               Year Ended December 31,
                                                             ------------------------------------------------------------
                                                             1997(c)        1996         1995         1994         1993
                                                            --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........................   $   8.38     $   8.44     $   7.46     $   8.76     $   8.10
                                                             --------     --------     --------     --------     --------
Income from investment operations
Net investment income.....................................        .55          .62          .54          .52          .64
Net realized and unrealized gain (loss) on investment and
   foreign currencies.....................................       (.18)         .32         1.25        (1.22)         .74
                                                             --------     --------     --------     --------     --------
   Total from investment operations.......................        .37          .94         1.79         (.70)        1.38
                                                             --------     --------     --------     --------     --------
Less distributions
Dividends from net investment income......................       (.68)        (.62)        (.54)        (.17)        (.30)
Distributions in excess of net investment income..........       (.19)        (.50)        (.27)          --           --
Distributions from capital gains..........................         --           --           --         (.13)        (.23)
Distributions in excess of capital gains..................         --           --           --           --         (.19)
Tax return of capital distributions.......................         --           --           --         (.30)          --
                                                             --------     --------     --------     --------     --------
   Total distributions....................................       (.87)       (1.12)        (.81)        (.60)        (.72)
                                                             --------     --------     --------     --------     --------
Redemption fee retained by Fund...........................         --          .12           --           --           --
                                                             --------     --------     --------     --------     --------
Net asset value, end of year..............................   $   7.88     $   8.38     $   8.44     $   7.46     $   8.76
                                                             --------     --------     --------     --------     --------
                                                             --------     --------     --------     --------     --------
Per share market price, end of year.......................        N/A          N/A     $   8.25     $   6.13     $   8.00
                                                                                       --------     --------     --------
                                                                                       --------     --------     --------
TOTAL INVESTMENT RETURN BASED ON (a):
   Market price...........................................        N/A          N/A        49.23%      (16.12)%      16.50%
   Net asset value........................................       4.55%       13.15%       25.45%       (8.10)%      18.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............................   $183,054     $229,770     $559,071     $493,645     $579,942
Average net assets (000)..................................   $204,795     $299,026     $549,407     $536,230     $567,128
Ratios to average net assets:
   Expenses, including distribution fees..................       1.39%        1.33%        1.02%        1.04%        1.02%
   Expenses, excluding distribution fees..................       1.24%        1.18%        1.02%        1.04%        1.02%
   Net investment income..................................       6.73%        7.01%        6.50%        6.45%        7.67%
For Class A, B, C, and Z shares:
   Portfolio turnover rate................................         43%          32%         256%         583%         370%

---------------
(a) Total investment return based on net asset value is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effect of sales load. Prior to January 15, 1996 the Fund operated as a closed-end investment company and total investment return was calculated based on market value assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
(b) Prior to January 15, 1996 the Fund operated as a closed-end investment company.
(c) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-44
Financial Highlights                          THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                                        Class B                           Class C
                                                             -----------------------------     -----------------------------
                                                                              January 15,                       January 15,
                                                                                1996(d)                           1996(d)
                                                              Year Ended        Through         Year Ended        Through
                                                             December 31,     December 31,     December 31,     December 31,
                                                               1997(f)            1996           1997(f)            1996
                                                             ------------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................      $ 8.39           $ 8.51           $ 8.39           $ 8.51
                                                                 -----            -----            -----            -----
Income from investment operations
Net investment income.....................................         .49              .57              .49              .57
Net realized and unrealized gain (loss) on investment and
   foreign currencies.....................................        (.16)             .26             (.16)             .26
                                                                 -----            -----            -----            -----
   Total from investment operations.......................         .33              .83              .33              .83
                                                                 -----            -----            -----            -----
Less distributions
Dividends from net investment income......................        (.64)            (.57)            (.64)            (.57)
Distributions in excess of net investment income..........        (.19)            (.50)            (.19)            (.50)
                                                                 -----            -----            -----            -----
   Total distributions....................................        (.83)           (1.07)            (.83)           (1.07)
                                                                 -----            -----            -----            -----
Redemption fee retained by Fund...........................          --              .12               --              .12
                                                                 -----            -----            -----            -----
Net asset value, end of period............................      $ 7.89           $ 8.39           $ 7.89           $ 8.39
                                                                 -----            -----            -----            -----
                                                                 -----            -----            -----            -----
TOTAL INVESTMENT RETURN(a):...............................        3.98%           11.99%            3.98%           11.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........................      $2,300           $  175           $  190           $  210(b)
Average net assets (000)..................................      $1,246           $   52           $  397           $  204(b)
Ratios to average net assets:
   Expenses, including distribution fees..................        1.99%            1.93%(c)         1.99%            1.93%(c)
   Expenses, excluding distribution fees..................        1.24%            1.18%(c)         1.24%            1.18%(c)
   Net investment income..................................        6.13%            6.41%(c)         6.05%            6.41%(c)
                                                              Class Z
                                                            ------------
                                                             March 17,
                                                              1997(e)
                                                              through
                                                            December 31,
                                                              1997(f)
                                                            ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................     $ 8.32
                                                                -----
Income from investment operations
Net investment income.....................................        .39
Net realized and unrealized gain (loss) on investment and
   foreign currencies.....................................        .05
                                                                -----
   Total from investment operations.......................        .44
                                                                -----
Less distributions
Dividends from net investment income......................       (.69)
Distributions in excess of net investment income..........       (.19)
                                                                -----
   Total distributions....................................       (.88)
                                                                -----
Redemption fee retained by Fund...........................         --
                                                                -----
Net asset value, end of period............................     $ 7.88
                                                                -----
                                                                -----
TOTAL INVESTMENT RETURN(a):...............................       5.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........................     $  686
Average net assets (000)..................................     $  257
Ratios to average net assets:
   Expenses, including distribution fees..................       1.24%(c)
   Expenses, excluding distribution fees..................       1.24%(c)
   Net investment income..................................       5.41%(c)

---------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effect of sales load. Total returns for periods of less than a full year are not annualized.
(b) Figure is actual and not rounded to nearest thousand.
(c) Annualized.
(d) Commencement of offering of Class B and Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-45

Report of Independent Accountants             THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The Global Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Global Total Return Fund, Inc. (the 'Fund') at December 31, 1997, the results of its operations and the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The accompanying Statement of Changes in Net Assets for the year ended December 31, 1996, and Financial Highlights for each of the four years in the period ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 14, 1997 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 13, 1998
--------------------------------------------------------------------------------

Change of Auditors                            THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the years ended December 31, 1993 through December 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Directors approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.


--------------------------------------------------------------------------------
                                       B-47

                          INDEPENDENT AUDITORS' REPORT


THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE GLOBAL TOTAL RETURN FUND, INC.:

We have audited the accompanying statement of changes in net assets of The Global Total Return Fund, Inc.for the year ended December 31,
1996, and the financial highlights contained in the prospectus for each of the years in the five year period ended December 31, 1996. This financial statement and these financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement and these financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statement and financial highlights present fairly, in all material respects, the changes in net assets and the financial highlights of The Global Total Return Fund, Inc. for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
New York, New York
February 14, 1997

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

      The following terms are used in mutual fund investing.

ASSET ALLOCATION

      Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

      Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

      Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

      Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

      Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

      Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.


STANDARD DEVIATION



      Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

      The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

      This chart shows the long-term performance of various asset classes and the rate of inflation.


                          HISTORICAL PERFORMANCE DATA

                            [LINE GRAPH IN ORIGINAL]

                            VALUE OF $1.00 INVESTED
                           ON 1/1/26 THROUGH 12/31/97

                        Small Stocks          $5,519.97
                        Common Stocks         $1,828.33
                        Long-Term Bonds       $   39.07
                        Treasury Bills        $   14.25
                        Inflation             $    9.02


Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any asset class or any Prudential Mutual Fund.



Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices are usually more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors
(DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.


Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

      Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1997. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


      All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


                    Historical Total Returns of Different Bond Market Sectors
----------------------------------------------------------------------------------------------------------
                             '87    '88    '89     '90     '91    '92    '93   '94      '95    '96    '97
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                     2.0%   7.0%  14.4%    8.5%   15.3%   7.2%  10.7%  (3.4)%  18.4%   2.7%   9.6%
----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)                4.3%   8.7%  15.4%   10.7%   15.7%   7.0%   6.8%  (1.6)%  16.8%   5.4%   9.5%
----------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
CORPORATE
BONDS(3)                     2.6%   9.2%  14.1%    7.1%   18.5%   8.7%  12.2%  (3.9)%  22.3%   3.3%  10.2%
----------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                     5.0%  12.5%   0.8%   (9.6)%  46.2%  15.8%  17.1%  (1.0)%  19.2%  11.4%  12.8%
----------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)                    35.2%   2.3%  (3.4)%  15.3%   16.2%   4.8%  15.1%   6.0%   19.6%   4.1%  (4.3)%
==========================================================================================================
DIFFERENCE BETWEEN HIGHEST
AND LOWEST RETURN PERCENT   33.2   10.2   18.8    24.9    30.9   11.0   10.3    9.9     5.5    8.7   17.1
----------------------------------------------------------------------------------------------------------


(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON-U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

      This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1997)


                              [LINE GRAPH OMITTED]


Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL


      Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund Is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL


      The Manager and PIC1 are subsidiaries of Prudential, which is one of the largest diversified services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.



      Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.



      Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $322 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $190 billion in assets of institutions and individuals. In Pensions & Investments, May 12, 1997, Prudential was ranked third in terms of total assets under management.



      Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States.2



      Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.



      Financial Services. The Prudential Savings Bank FSB, a wholly-owned subsidiary of Prudential, has over $1 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


      As of October 31, 1997, Prudential Investments Fund Management was the seventeenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


      The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

      From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

----------

(1) PIC serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as the subadviser to Prudential Jennison Series Fund, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.



(2)   As of December 31, 1996.


                                      III-1

      Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.



      High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.


      Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

      Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.


      Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.


      Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

      Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

      Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

      Trading Data.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

      Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

----------

(3) As of December 31, 1996. The number of bonds and the size of the Fund are subject to change.


(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Investments, a business group of PIC, for the year ended December 31, 1995.

(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.

(6)   As of December 31, 1994.


                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES

      Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month as PSI.(7)


      Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A- (compared to an industry average of B+).


      In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers.(8)

      In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects(SM), a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

      For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial advisor or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

----------
(7)   As of December 31, 1994.

(8) On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighing them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.


                                     III-3

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

      (A) FINANCIAL STATEMENTS:

            (1) Financial Statements incorporated by reference in the Prospectus constituting Part A of this Registration Statement:


                  Financial Highlights.


            (2) Financial statements included in the Statement of Additional Information constituting Part B of this Registration
                  Statement:


                  Portfolio of Investments at December 31, 1997.



                  Statement of Assets and Liabilities at December 31, 1997.



                  Statement of Operations for the Fiscal Year Ended December 31, 1997.



                  Statement of Changes in Net Assets for the Fiscal Years ended December 31, 1997 and 1996.



                  Notes to Financial Statements.



                  Financial Highlights.



                  Report of Independent Accountants.



                  Independent Auditors Report.


      (B) EXHIBITS:

            1. (a) Amendment to Articles of Incorporation. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

                  (b) Form of Amended and Restated Articles of Incorporation. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).


                  (c) Articles Supplementary. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on February 28, 1997 (File No. 33-63943).


            2. Amended and Restated By-Laws. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

            3.    Not Applicable.

            4. Instruments defining rights of shareholders. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

            5. (a) Form of Amended Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

                  (b) Form of Amended Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

            6. (a) Form of Distribution Agreement between the Registrant and Prudential Securities Incorporated. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

                  (b) Form of Selected Dealer Agreement. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

            7.    Not Applicable.

            8. Form of Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

            9. Form of Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943)

            10.   Not Applicable.



            11.   (a) Consent of Independent Accountants.*
                  (b) Consent of Independent Auditors.*


            12.   Not Applicable.

            13.   Not Applicable.

            14.   Not Applicable.

            15. (a) Form of Distribution and Service Plan for Class A Shares. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

                  (b) Form of Distribution and Service Plan for Class B Shares. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

                  (c) Form of Distribution and Service Plan for Class C Shares. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

            16. Schedule of Computation of Performance Quotations. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

            17. Financial Data Schedules filed as Exhibit 27 for electronic purposes.*


            18. Rule 18f-3 Plan. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on February 28, 1997 (File No. 33-63943).


                  ----------
            *     Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


      As of February 6, 1998 there were approximately 17,605 Class A, 316 Class B, 39 Class C and 112 Class Z shareholders of record.


ITEM 27. INDEMNIFICATION

      As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibits 6(a) and (b) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

      The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

      Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


      The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


      (a) Prudential Investments Fund Management LLC (PIFM).


      See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


      The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).



      The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.



NAME AND ADDRESS    POSITION WITH PIFM          PRINCIPAL OCCUPATIONS
----------------    ------------------          ---------------------



Robert F. Gunia     Executive Vice     Vice President, Prudential Investments;
                    President            Executive Vice President and Treasurer,
                    and Treasurer        PIFM, Senior Vice President, Prudential
                                         Securities Incorporated



Neil A. McGuinness  Executive Vice     Executive Vice President and Director
                    President            of Marketing, Prudential Mutual Funds &
                                         Annuities (PMF&A); Executive Vice
                                         President, PIFM



Frank W. Giordano   Executive Vice     Senior Vice President, Prudential
                    President,           Securities Incorporated; Executive Vice
                    Secretary and        President, Secretary and General
                    General Counsel      Counsel, PIFM



Brian Storms        Executive Vice     President, PMF&A; Officer-In-Charge,
                    President and        President, Chief Executive Officer and
                    Chief General        Chief Operating Officer, PIFM
                    Counsel



Robert J. Sullivan  Executive Vice     Executive Vice President, PMF&A;
                    President            Executive Vice President, PIFM


      (b) The Prudential Investment Corporation (PIC)

      See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

      The business and other connections of PIC's directors and executive officers are as set forth below. The address of each person is Prudential Plaza, Newark, NJ 07102.

NAME AND ADDRESS       POSITION WITH PIC          PRINCIPAL OCCUPATIONS
----------------       ------------------         ---------------------

E. Michael Caulfield     Chairman of the   Chief Executive Officer of Prudential
                         Board, President    Investments (PIC) of The Prudential
                         and Chief           Insurance Company of America
                         Executive Officer   (Prudential)
                         and Director



Jonathan M. Greene       Senior Vice       President-Investment Management of
                         President and       Prudential Investments of
                         Director            Prudential; Senior Vice President
                                             and Director, PIC



John R. Strangfeld, Jr.  Vice President    President of Private Asset Management
                         and Director        Group of Prudential; Senior Vice
                                             President, Prudential; Vice
                                             President and Director, PIC



      (c) PRICOA Asset Management Ltd. (PRICOA)



      See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.



      The business and other connections of PRICOA's directors and officers are as set forth below. The address of each person is 115 Houndsditch, London, England EC3A 7BU.


NAME AND ADDRESS       POSITION WITH PRICOA       PRINCIPAL OCCUPATIONS
----------------       --------------------       ---------------------

Simon J. Wells           CEO and Director  CEO and Director, PRICOA; Employee of
                                             PIC and Prudential-Bache Securities
                                             (U.K.) Inc.

J. Gabriel Irwin         Chairman and      Chairman and Director, PRICOA;
                         Director            Employee of PIC and
                                             Prudential-Bache Securities (U.K.)
                                             Inc.

Peter G. Spenser         Financial         Financial Compliance Officer and
                         Compliance          Director, PRICOA
                         Officer and
                         Director

Stephen Auth             Director          Director, PRICOA

Jean-Yves Chereau        Director          Director, PRICOA

Paul Lowenstein          Director          Director, PRICOA

William N. Jones         Secretary         Secretary, PRICOA


ITEM 29. PRINCIPAL UNDERWRITER

      (a) Prudential Securities Incorporated


      Prudential Securities is distributor for Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Jennison Series Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust. Prudential Securities is also a depositor for the following unit investment trusts:


                        Corporate Investment Trust Fund
                        Prudential Equity Trust Shares
                        National Equity Trust
                        Prudential Unit Trusts
                        Government Securities Equity Trust
                        National Municipal Trust

      (b) Information concerning the directors and officers of Prudential Securities Incorporated is set forth below.

                        POSITIONS AND                              POSITIONS AND
                        OFFICES WITH                               OFFICES WITH
NAME(1)                 UNDERWRITER                                REGISTRANT
-------                 -------------                              -------------

Alan D. Hogan ........  Executive Vice President, Chief
                        Administrative Officer and Director         None


William Horan ........  Chief Financial Officer                     None


George A. Murray .....  Executive Vice President and Director       None


Leland B. Paton ......  Executive Vice President and Director       None
 One New York Plaza
 New York, NY 10292



Martin Pfinsgraff ....  Executive Vice President and Director       None



Vincent T. Pica, II ..  Executive Vice President and Director       None
 One New York Plaza
 New York, NY 10292


Hardwick Simmons .....  Chief Executive Officer, President and      None
                        Director


Lee B. Spencer, Jr. ..  Executive Vice President, General Counsel,
                        Secretary and Director                      None



Brian Storms .........  Director                                    None
 Gateway Center Three
 100 Mulberry Street
 Newark, NJ 07102-4077


----------

(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

      (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


      All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, PRICOA Asset Management Ltd., 115 Houndsditch, London EC3A 7BU and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11), 31a-1(f), 31a-1(b)(4) and (11)
and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 31. MANAGEMENT SERVICES


      Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 32. UNDERTAKINGS

      The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 25th day of February, 1998.


                                        THE GLOBAL TOTAL RETURN FUND, INC.


                                        /s/  Richard A. Redeker
                                        -----------------------------------
                                           (RICHARD A. REDEKER, PRESIDENT)

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

          SIGNATURE                       TITLE                       DATE
          ---------                       -----                       ----

/s/ Richard A. Redeker              President and Director     February 25, 1998
----------------------------------
   RICHARD A. REDEKER


/s/ Edward D. Beach                 Director                   February 25, 1998
----------------------------------
   EDWARD D. BEACH



/s/ Delayne Dedrick Gold            Director                   February 25, 1998
----------------------------------
   DELAYNE DEDRICK GOLD


/s/ Robert F. Gunia                 Director                   February 25, 1998
----------------------------------
   ROBERT F. GUNIA


/s/ Douglas H. McCorkindale         Director                   February 25, 1998
----------------------------------
   DOUGLAS H. MCCORKINDALE


/s/ Mendel A. Melzer                Director                   February 25, 1998
----------------------------------
   MENDEL A. MELZER


/s/ Thomas T. Mooney                Director                   February 25, 1998
----------------------------------
   THOMAS T. MOONEY


/s/ Stephen P. Munn                 Director                   February 25, 1998
----------------------------------
   STEPHEN P. MUNN


/s/ Robin B. Smith                  Director                   February 25, 1998
----------------------------------
   ROBIN B. SMITH


/s/ Louis A. Weill, III             Director                   February 25, 1998
----------------------------------
   LOUIS A. WEILL, III


/s/ Clay T. Whitehead               Director                   February 25, 1998
----------------------------------
   CLAY T. WHITEHEAD


/s/ Grace C. Torres                 Treasurer and Principal    February 25, 1998
----------------------------------    Financial and Accounting
   GRACE C. TORRES                    Officer

                                INDEX TO EXHIBITS

EXHIBIT NO.                       DESCRIPTION
-----------                       -----------

      1. (a) Amendment to Articles of Incorporation. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

            (b) Form of Amended and Restated Articles of Incorporation. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).


            (c) Articles Supplementary. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on February 28, 1997 (File No. 33-63943).


      2. Amended and Restated By-Laws. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

      3.    Not Applicable.

      4. Instruments defining rights of shareholders. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

      5. (a) Form of Amended Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

            (b) Form of Amended Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

      6. (a) Form of Distribution Agreement between the Registrant and Prudential Securities Incorporated. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

            (b) Form of Selected Dealer Agreement. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

      7.    Not Applicable.

      8. Form of Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

      9. Form of Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).


      10.   Not Applicable.



      11.   (a) Consent of Independent Accountants.*
            (b) Consent of Independent Auditors.*


      12.   Not Applicable.

      13.   Not Applicable.

      14.   Not Applicable.

      15. (a) Form of Distribution and Service Plan for Class A Shares. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

            (b) Form of Distribution and Service Plan for Class B Shares. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

            (c) Form of Distribution and Service Plan for Class C Shares. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

      16. Schedule of Computation of Performance Quotations. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on November 3, 1995 (File No. 33-63943).

      17. Financial Data Schedules filed as Exhibit 27 for electronic purposes.*


      18. Rule 18f-3 Plan. Incorporated by reference to Registration Statement on Form N-1A filed via EDGAR on February 28, 1997 (File No. 33-63943).


            ----------
      *     Filed herewith.